UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05576

Name of Fund: BlackRock Global Allocation Fund, Inc.

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global

            Allocation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2016

Date of reporting period: 10/31/2016

Item 1 – Report to Stockholders

OCTOBER 31, 2016

ANNUAL REPORT

BlackRock Global Allocation Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

The Markets in Review

Dear Shareholder,

Central bank policy decisions have continued to provide support to financial markets, while changing economic outlooks and geopolitical risks have been major drivers of investor sentiment. After ending its near-zero interest rate policy at the end of 2015, the Federal Reserve (the “Fed”) remained in focus as investors considered the anticipated pace of future rate hikes. With the European Central Bank and the Bank of Japan having moved into stimulus mode, the divergence in global monetary policies drove heightened market volatility at the beginning of 2016 and caused the U.S. dollar to strengthen considerably.

Financial markets had a rough start to the year as the strong dollar challenged U.S. companies that generate revenues overseas and pressured emerging market currencies and commodities prices. Low and volatile oil prices and signs of slowing growth in China were also meaningful factors behind the decline in risk assets early in the year. However, as the first quarter wore on, these pressures abated and a more tempered outlook for U.S. rate hikes helped the markets rebound.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

In a second episode of surprise vote results, equities fell sharply after the news of Donald Trump’s victory in the U.S. presidential election, but quickly recovered, and the yield curve steepened due to expectations for rising inflation. Broadly, a reflation theme has been building amid signs of rising price pressures, central banks signaling a greater tolerance to let inflation run hotter, and policy emphasis shifting from monetary to fiscal stimulus.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.06%	4.51%
U.S. small cap equities (Russell 2000® Index)	6.13	4.11
International equities (MSCI Europe, Australasia, Far East Index)	(0.16)	(3.23)
Emerging market equities (MSCI Emerging Markets Index)	9.41	9.27
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.31
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.46	4.24
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.51	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.98	4.53
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.59	10.16
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2016

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended October 31, 2016, the Fund underperformed both its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-U.S.) Index (24%), BofA Merrill Lynch Current 5-Year U.S. Treasury Index (24%) and Citigroup Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”), and the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

•

Within equities, an overweight in Japan detracted from performance. From a sector perspective, stock selection in industrials and utilities weighed on returns. Stock selection in information technology (“IT”) also detracted, although this was partially offset by an overweight in the sector. An underweight in fixed income negatively impacted performance. From a currency perspective, an overweight in the U.S. dollar detracted from returns.

•

Within equities, stock selection and an overweight in energy contributed to performance. Exposure to precious metals was also additive. Within fixed income, exposure to corporate bonds positively impacted performance. Exposure to cash and cash equivalents contributed to performance as well.

•

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives detracted from the Fund’s performance.

Describe recent portfolio activity.

•	During the 12-month period, the Fund’s overall equity allocation decreased from 58% to 56% of net assets. Within equities, the Fund reduced exposure to both the United States and Europe, and increased exposure to Japan. On a sector basis, the Fund reduced exposure to health care, consumer staples, telecommunication services, energy and materials, and increased exposures to consumer discretionary and IT.

•

The Fund’s allocation to fixed income increased from 22% to 32% during the period. Within fixed income, the Fund increased exposure to government debt, notably in the United States, Canada, and Australia, and reduced exposure to corporate bonds.

•	The Fund’s overall allocation to commodity-related securities increased from 2% to 4%.

•

Reflecting the changes in the Fund’s overall allocations to the equity, fixed income and commodity-related asset classes during the period, the Fund’s cash and cash equivalent holdings decreased from 18% to 8% of net assets. During the 12-month period, cash was used to help mitigate portfolio volatility and served as a source of funds for new investments.

Describe portfolio positioning at period end.

•

Relative to its Reference Benchmark, the Fund ended the period underweight in equities and fixed income and overweight in commodity-related securities and cash and cash equivalents. Within the equity segment, the Fund was overweight Japan and underweight the United States. Within Europe, the Fund was overweight France and the Netherlands, and underweight Switzerland. From a sector perspective, the Fund was modestly overweight consumer discretionary, industrials, and real estate, and underweight consumer staples and utilities.

•

Within fixed income, the Fund was underweight U.S. Treasuries, Japanese government bonds and European sovereign debt, and overweight government bonds in Canada, Australia, Mexico, Poland, Brazil and Argentina. In addition, the Fund was overweight corporate debt.

•

With respect to currency exposure, the Fund was overweight the U.S. dollar, and was underweight the euro, Japanese yen, British pound sterling, Swiss franc, Australian dollar and select emerging market currencies.

4	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.

[3]	This unmanaged capitalization-weighted index is comprised of 2,545 equities from 35 countries in 4 regions, including the United States.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Descriptions of these indexes can be found in the footnotes below.

Performance Summary for the Period Ended October 31, 2016

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.05%	1.34%	N/A	5.12%	N/A	5.16%	N/A
Investor A	1.95	1.08	(4.22)%	4.84	3.72%	4.88	4.32%
Investor B	1.49	0.21	(3.93)	4.00	3.67	4.21	4.21
Investor C	1.59	0.36	(0.56)	4.06	4.06	4.09	4.09
Class K	2.11	1.44	N/A	5.20	N/A	5.22	N/A
Class R	1.75	0.79	N/A	4.48	N/A	4.52	N/A
FTSE World Index	3.00	2.54	N/A	8.97	N/A	4.47	N/A
Reference Benchmark	1.67	3.65	N/A	6.32	N/A	4.98	N/A
U.S. Stocks: S&P 500® Index[6]	4.06	4.51	N/A	13.57	N/A	6.70	N/A
Non-U.S. Stocks: FTSE World (ex-U.S.) Index[7]	1.57	0.35	N/A	4.51	N/A	2.19	N/A
U.S. Bonds: BofA Merrill Lynch Current 5-Year U.S. Treasury Index[8]	0.47	2.42	N/A	1.73	N/A	4.48	N/A
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index[9]	(1.99)	7.34	N/A	(0.90)	N/A	3.34	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

[6]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[7]	This unmanaged capitalization-weighted index is comprised of 1,922 equities from 34 countries, excluding the United States.

[8]	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

[9]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	5

Portfolio Information

Overall Asset Exposure

	Percent of Fund’s Net Assets[1]		Reference Benchmark[2] Percentages
	10/31/2016	10/31/2015
U.S. Equities	26%	27%	35%
European Equities	13%	14%	12%
Asia Pacific Equities	15%	15%	10%
Other Equities	2%	2%	3%
Total Equities	56%	58%	60%

U.S. Dollar Denominated Fixed Income Securities	20%	17%	24%
U.S. Issuers	16%	12%	—
Non-U.S. Issuers	4%	5%	—
Non-U.S. Dollar Denominated Fixed Income Securities	12%	5%	16%
Total Fixed Income Securities	32%	22%	40%

Commodity-Related	4%	2%	—

Cash & Short-Term Securities	8%	18%	—

[1]	Exposure based on market value and adjusted for the economic value of futures, swaps and options (except with respect to fixed income securities), and convertible bonds.

[2]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

As of October 31, 2016

Geographic Allocation	Percent of Total Investments[3]

United States	55%
Japan	12
United Kingdom	5
France	4
Canada	3
Germany	3
Australia	2
Netherlands	2
Other[4]	14

[3]	Excludes short-term securities, options purchased, options written and investments sold short.

[4]	Includes holdings within countries and geographic regions that are 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

Ten Largest Holdings (Equity Investments)	Percent of Total Investments[3]

Apple, Inc.	2%
Alphabet, Inc.	1
Facebook, Inc.	1
Marathon Petroleum Corp.	1
Amazon.com, Inc.	1
Bank of America Corp.	1
JPMorgan Chase & Co.	1
Anadarko Petroleum Corp.	1
Nestle SA, Registered Shares	1
Gilead Sciences, Inc.	1

6	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to the Class K Shares’ inception date of June 8, 2016, Class K Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestment by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser waived a portion of its expenses. Without such waiver, the Fund’s performance would have been lower. The Manager is under no obligation to waive or to continue waiving the fees and such voluntary waiver may be reduced or discontinued at any time. See Note 6 of the Notes to Financial Statements for additional information on waivers.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	7

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on May 1, 2016 and held through October 31, 2016, except for Class K Shares which are based on a hypothetical investment of $1,000 invested on June 8, 2016 (commencement of operations) and held through October 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual				Hypothetical[3]
			Expenses Paid During the Period			Including Dividend Expense and Stock Loan Fees		Excluding Dividend Expense and Stock Loan Fees
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Including Dividend Expense and Stock Loan Fees[1]	Excluding Dividend Expense and Stock Loan Fees[2]	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period[1]	Ending Account Value October 31, 2016	Expenses Paid During the Period[2]
Institutional	$1,000.00	$1,020.50	$4.11	$4.01	$1,000.00	$1,021.06	$4.12	$1,021.17	$4.01
Investor A	$1,000.00	$1,019.50	$5.48	$5.43	$1,000.00	$1,019.71	$5.48	$1,019.76	$5.43
Investor B	$1,000.00	$1,014.90	$9.83	$9.78	$1,000.00	$1,015.38	$9.83	$1,015.43	$9.78
Investor C	$1,000.00	$1,015.90	$9.22	$9.17	$1,000.00	$1,015.99	$9.22	$1,016.04	$9.17
Class K	$1,000.00	$1,011.50	$2.83	$2.79	$1,000.00	$1,017.00	$2.84	$1,017.00	$2.84
Class R	$1,000.00	$1,017.50	$7.00	$6.95	$1,000.00	$1,018.20	$7.00	$1,018.25	$6.95

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.81% for Institutional, 1.08% for Investor A, 1.94% for Investor B, 1.82% for Investor C, 0.71% for Class K and 1.38% for Class R), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown), except Class K which is multiplied by 145/366 (to reflect the period since inception).

[2]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.79% for Institutional, 1.07% for Investor A, 1.93% for Investor B, 1.81% for Investor C, 0.70% for Class K and 1.37% for Class R), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown), except Class K which is multiplied by 145/366 to reflect the period since inception).

[3]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Consolidated Schedule of Investments October 31, 2016	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.2%
Westpac Banking Corp.	3,704,210	$85,659,613
Austria — 0.1%
Erste Group Bank AG	302,242	9,477,947
Raiffeisen Bank International AG (a)	622,130	10,188,799

		19,666,746
Belgium — 0.3%
Anheuser-Busch InBev SA	683,342	78,427,018
KBC Group NV (a)	147,362	8,983,341
Umicore SA	578,832	35,182,608

		122,592,967
Canada — 0.8%
Brookfield Asset Management, Inc., Class A	1,777,745	62,256,424
Cameco Corp.	2,677,091	20,613,601
Cenovus Energy, Inc.	2,106,528	30,389,411
Encana Corp.	10,836,671	103,381,841
Fairfax Financial Holdings Ltd.	78,310	40,106,653
Platinum Group Metals Ltd. (a)(b)(c)	8,067,432	13,941,016
Toronto-Dominion Bank	1,761,820	79,940,629

		350,629,575
China — 0.4%
Alibaba Group Holding Ltd. — ADR (a)(b)	1,449,469	147,396,503
Haitian International Holdings Ltd.	12,006,600	24,750,463
Want Want China Holdings Ltd.	8,053,000	4,902,392

		177,049,358
Czech Republic — 0.0%
CEZ AS	391,556	7,385,213
Finland — 0.2%
Nokia OYJ	22,146,804	98,875,692
France — 2.9%
Accor SA	1,361,535	51,665,309
Aeroports de Paris	133,875	13,522,316
Airbus Group SE	2,532,738	150,393,653
Arkema SA	283,304	26,863,548
AXA SA	2,534,921	57,193,697
BNP Paribas SA	1,500,406	86,998,425
Compagnie de Saint-Gobain	1,265,685	56,200,427
Credit Agricole SA	929,879	10,032,455
Danone SA	1,352,493	93,806,662
Dassault Aviation SA	56,462	61,535,490
Engie SA	1,549,229	22,342,543

Common Stocks	Shares	Value
France (continued)
LVMH Moet Hennessy Louis Vuitton SE	298,607	$54,364,728
Natixis SA	2,003,123	10,134,856
Publicis Groupe SA	871,418	59,779,029
Safran SA	2,048,467	140,957,808
Sanofi	2,157,466	167,891,358
Societe Generale SA	246,840	9,628,612
TOTAL SA	1,001,014	47,953,476
TOTAL SA — ADR	101,529	4,846,994
UbiSoft Entertainment SA (a)	565,584	19,244,333
Unibail-Rodamco SE	188,289	44,693,212
Vinci SA	745,589	53,995,178

		1,244,044,109
Germany — 1.1%
BASF SE	643,140	56,775,084
Commerzbank AG	1,261,060	8,588,096
Deutsche Telekom AG, Registered Shares	5,775,263	94,224,674
Evonik Industries AG	1,185,198	37,116,235
HUGO BOSS AG	472,135	29,688,017
Innogy SE (a)(d)	3,575,906	142,003,218
Siemens AG, Registered Shares	467,997	53,172,576
Volkswagen AG	17,790	2,659,330
Vonovia SE	1,592,933	56,158,667

		480,385,897
Hong Kong — 0.7%
AIA Group Ltd.	8,002,200	50,341,853
Beijing Enterprises Holdings Ltd.	1,636,232	8,177,611
Brilliance China Automotive Holdings Ltd.	16,566,000	19,705,369
Cheung Kong Infrastructure Holdings Ltd.	870,000	7,119,919
China Mobile Ltd. — ADR	161,634	9,282,641
CK Hutchison Holdings Ltd.	784,000	9,680,857
CLP Holdings Ltd.	964,500	9,804,130
Hang Lung Properties Ltd. (b)	2,216,000	4,873,231
HKT Trust & HKT Ltd. (e)	5,310,000	7,298,593
Jardine Matheson Holdings Ltd.	123,300	7,510,203
Link REIT	955,000	6,793,808
Power Assets Holdings Ltd.	767,000	7,198,824
Sino Land Co. Ltd.	4,226,000	7,175,491
Sun Hung Kai Properties Ltd.	7,751,166	115,423,562
Swire Pacific Ltd., Class A	694,000	7,213,337
Wharf Holdings Ltd. (b)	1,369,000	10,264,358

		287,863,787

Portfolio Abbreviations

ADR	American Depositary Receipts	HKD	Hong Kong Dollar	RON	Romanian Leu
AED	United Arab Emirates Dirham	INR	Indian Rupee	S&P	Standard and Poor’s
AUD	Australian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
BRL	Brazilian Real	KRW	South Korean Won	SGD	Singapore Dollar
CAD	Canadian Dollar	LIBOR	London Interbank Offered Rate	TWD	Taiwan Dollar
CHF	Swiss Franc	MXN	Mexican Peso	USD	U.S. Dollar
CLP	Chilean Peso	NOK	Norwegian Krone
CME	Chicago Mercantile Exchange	NVDR	Non-voting Depository Receipts
ETF	Exchange-Traded Fund	NZD	New Zealand Dollar
EUR	Euro	OTC	Over-the-Counter
EURIBOR	Euro Interbank Offered Rate	PLN	Polish Zloty
GBP	British Pound	REIT	Real Estate Investment Trust

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	9

Consolidated Schedule of Investments (continued)

Common Stocks	Shares	Value
India — 0.6%
Coal India Ltd.	9,805,367	$47,827,677
Hero MotoCorp Ltd.	122,887	6,168,109
Infosys Ltd.	2,781,204	41,697,189
Maruti Suzuki India Ltd.	392,690	34,714,145
Oil & Natural Gas Corp. Ltd.	1,948,225	8,422,097
Reliance Industries Ltd.	7,025,579	110,568,508

		249,397,725
Indonesia — 0.1%
Siloam International Hospitals Tbk PT (a)	44,342,765	35,258,751
Ireland — 0.2%
CRH PLC	1,586,042	51,323,788
Medtronic PLC	248,433	20,376,475

		71,700,263
Israel — 0.1%
Teva Pharmaceutical Industries Ltd. — ADR	1,254,369	53,611,731
Italy — 0.7%
Ei Towers SpA (a)(c)	1,450,608	68,327,033
Enel SpA	7,524,219	32,349,159
Luxottica Group SpA	739,792	36,836,043
Mediobanca SpA	1,176,056	8,614,944
RAI Way SpA (d)	7,228,587	28,284,636
Snam SpA	1,539,943	8,113,680
Telecom Italia SpA (a)(b)	94,448,780	82,103,670
Telecom Italia SpA, Non-Convertible Savings Shares	3,626,211	2,574,059
UniCredit SpA	3,445,476	8,550,326

		275,753,550
Japan — 10.3%
Aisin Seiki Co. Ltd.	1,033,990	45,420,663
Ajinomoto Co., Inc.	2,885,400	64,163,890
Alfresa Holdings Corp.	479,600	10,135,857
Alpine Electronics, Inc.	351,900	4,697,262
Asahi Group Holdings Ltd.	1,483,900	52,932,119
Asahi Kasei Corp.	6,331,900	57,082,248
Astellas Pharma, Inc.	576,450	8,555,587
Autobacs Seven Co. Ltd.	147,900	2,102,901
Bridgestone Corp.	1,824,500	68,096,994
Canon Marketing Japan, Inc.	427,800	7,388,432
Chiyoda Corp.	1,263,000	11,016,286
Chubu Electric Power Co., Inc.	1,883,800	27,732,082
COMSYS Holdings Corp.	488,400	8,598,037
Daikin Industries Ltd.	558,700	53,540,046
Daiwa Securities Group, Inc.	7,547,000	45,057,016
Denso Corp.	2,392,980	104,130,477
East Japan Railway Co.	1,748,173	153,888,954
Exedy Corp.	213,400	6,097,282
Fuji Heavy Industries Ltd.	3,690,890	144,226,998
FUJIFILM Holdings Corp.	309,100	11,687,350
Fukuoka Financial Group, Inc.	5,928,000	25,653,255
Futaba Industrial Co. Ltd.	1,430,650	8,547,838
GS Yuasa Corp.	4,487,000	19,375,955
Hino Motors Ltd.	847,400	9,236,829
Hirose Electric Co. Ltd.	82,600	10,899,475
Hitachi Chemical Co. Ltd.	1,729,900	40,439,612
Honda Motor Co. Ltd.	1,898,181	56,796,621
Hoya Corp.	2,637,317	110,039,372
Inpex Corp.	7,786,200	72,635,627

Common Stocks	Shares	Value
Japan (continued)
Isuzu Motors Ltd.	3,960,600	$48,989,268
Japan Airlines Co. Ltd.	4,636,800	136,840,246
Japan Tobacco, Inc.	597,700	22,724,627
JGC Corp.	1,885,530	33,331,924
Kamigumi Co. Ltd.	933,000	7,966,432
KDDI Corp.	3,333,600	101,318,620
Keyence Corp.	55,400	40,613,263
Kinden Corp.	1,129,500	13,602,686
Koito Manufacturing Co. Ltd.	561,100	29,458,799
Komatsu Ltd.	2,791,900	62,145,190
Kubota Corp.	3,278,710	52,847,400
Kurita Water Industries Ltd.	343,400	8,127,152
Kyocera Corp.	932,500	45,309,197
Kyushu Railway Co. (a)(b)	1,081,900	31,878,240
Mabuchi Motor Co. Ltd.	249,100	14,480,344
Maeda Road Construction Co. Ltd.	339,000	6,271,530
Makita Corp.	325,200	22,484,421
Medipal Holdings Corp.	549,400	9,387,160
Mitsubishi Electric Corp.	8,398,800	113,628,816
Mitsubishi Estate Co. Ltd.	7,213,000	143,357,089
Mitsubishi UFJ Financial Group, Inc.	13,974,700	72,106,775
MS&AD Insurance Group Holdings, Inc.	2,598,462	77,140,036
Murata Manufacturing Co. Ltd.	703,040	98,173,502
Nabtesco Corp.	821,700	24,541,376
NEC Corp.	17,075,000	45,658,897
Nintendo Co. Ltd.	316,000	76,175,021
Nippo Corp.	451,000	8,699,903
Nippon Telegraph & Telephone Corp.	1,389,800	61,619,329
Nippon Television Holdings, Inc.	579,100	10,263,195
Nitori Holdings Co. Ltd.	201,700	24,093,428
Nitto Denko Corp.	903,800	62,966,232
NTT DOCOMO, Inc.	1,092,600	27,439,537
Okumura Corp.	4,431,620	25,538,214
Otsuka Holdings Co. Ltd.	341,400	14,941,670
Rinnai Corp.	289,175	27,779,957
Rohm Co. Ltd.	1,144,200	60,144,395
Sanrio Co. Ltd. (b)	1,089,100	20,399,377
Sawai Pharmaceutical Co. Ltd.	164,600	10,636,813
Secom Co. Ltd.	178,200	12,855,197
Sega Sammy Holdings, Inc.	2,129,000	31,436,504
Seino Holdings Co Ltd.	660,200	7,315,469
Seven & i Holdings Co. Ltd.	1,383,900	57,763,029
Shimamura Co. Ltd.	119,400	15,284,925
Shin-Etsu Chemical Co. Ltd.	2,219,040	168,250,575
SHO-BOND Holdings Co. Ltd.	115,200	5,555,353
SKY Perfect JSAT Holdings, Inc.	999,300	4,952,072
SMC Corp.	106,000	30,726,760
Sompo Japan Nipponkoa Holdings, Inc.	2,307,900	74,676,245
Sony Financial Holdings, Inc.	2,806,800	39,419,959
Stanley Electric Co. Ltd.	393,300	10,829,343
Sumco Corp.	3,225,300	33,744,856
Sumitomo Electric Industries Ltd.	3,098,500	45,775,602
Sumitomo Mitsui Financial Group, Inc.	3,760,200	130,372,384
Suzuken Co. Ltd.	256,100	8,225,564
Suzuki Motor Corp.	3,951,308	140,889,036
Toda Corp.	4,653,900	25,224,418
Toho Co. Ltd.	367,400	11,022,872
Tokio Marine Holdings, Inc.	2,588,121	102,084,169
Tokyo Gas Co. Ltd.	18,745,285	85,056,132
Tokyo Steel Manufacturing Co. Ltd.	640,700	4,444,036

See Notes to Consolidated Financial Statements.

10	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Consolidated Schedule of Investments (continued)

Common Stocks	Shares	Value
Japan (continued)
Toray Industries, Inc.	4,710,000	$43,835,619
Toyota Industries Corp.	2,549,980	117,001,544
Toyota Motor Corp.	441,000	25,580,961
Trend Micro, Inc.	466,400	16,423,942
TV Asahi Holdings Corp.	363,100	6,811,770
Ube Industries Ltd.	15,993,500	33,003,992
West Japan Railway Co.	744,400	45,837,784
Yamada Denki Co. Ltd.	8,562,300	44,258,401
Yamaha Corp.	609,400	21,773,516
Yamato Kogyo Co. Ltd.	268,700	7,565,173
Zenkoku Hosho Co. Ltd.	249,400	10,722,909

		4,351,975,237
Mexico — 0.1%
Fibra Uno Administracion SA de CV	20,004,309	38,175,516
Telesites SAB de CV (a)	26,294,427	15,191,532

		53,367,048
Netherlands — 1.2%
ABN AMRO Group NV CVA (d)	427,024	9,855,572
Akzo Nobel NV	1,759,408	113,677,178
ING Groep NV	7,776,394	102,080,808
Koninklijke Philips NV	3,132,337	94,384,094
Patheon NV (a)	952,159	24,175,317
Randstad Holding NV	972,030	49,994,242
Unilever NV CVA	2,425,934	101,467,057

		495,634,268
Poland — 0.0%
Polski Koncern Naftowy ORLEN SA	441,475	8,746,650
Portugal — 0.1%
NOS SGPS SA	4,032,386	26,796,328
Singapore — 0.6%
CapitaLand Ltd.	53,534,700	118,735,405
ComfortDelGro Corp. Ltd.	3,625,600	6,610,254
Global Logistic Properties Ltd.	67,017,400	85,276,432
Keppel Corp. Ltd. (b)	7,779,100	29,417,791
Singapore Telecommunications Ltd.	3,421,600	9,535,746

		249,575,628
South Korea — 0.3%
Coway Co. Ltd.	114,820	8,981,652
Hyundai Motor Co.	421,551	51,466,918
KT&G Corp.	87,631	8,643,055
LG Chem Ltd.	30,801	6,615,438
POSCO	48,255	10,040,535
SK Hynix, Inc.	1,159,355	41,466,209
SK Telecom Co. Ltd.	36,804	7,214,751

		134,428,558
Spain — 0.4%
Banco Bilbao Vizcaya Argentaria SA	1,419,595	10,219,221
Banco Santander SA	10,558,979	51,739,268
Cellnex Telecom SAU (d)	4,516,004	74,057,907
Gas Natural SDG SA	1,504,252	29,610,161

		165,626,557
Sweden — 0.5%
SKF AB, Class B	8,753,276	148,262,539
Svenska Handelsbanken AB, Class A	5,390,686	73,491,895

		221,754,434

Common Stocks	Shares	Value
Switzerland — 0.9%
Cie Financiere Richemont SA, Registered Shares	587,266	$37,755,259
Nestle SA, Registered Shares	2,841,056	206,015,960
Novartis AG, Registered Shares	669,628	47,521,880
Roche Holding AG	237,241	54,489,879
UBS Group AG, Registered Shares	3,669,938	51,884,330

		397,667,308
Taiwan — 0.3%
Cathay Financial Holding Co. Ltd.	6,857,000	8,874,172
Cheng Shin Rubber Industry Co. Ltd.	9,720,672	19,777,383
Chunghwa Telecom Co. Ltd.	2,828,000	9,683,531
Far EasTone Telecommunications Co. Ltd.	3,690,000	8,719,890
Formosa Chemicals & Fibre Corp.	1,854,000	5,504,534
Formosa Petrochemical Corp.	1,459,000	4,871,418
Formosa Plastics Corp.	2,009,000	5,429,027
Fubon Financial Holding Co. Ltd.	6,751,000	9,552,042
Hon Hai Precision Industry Co. Ltd.	3,956,700	10,687,686
Nan Ya Plastics Corp.	2,521,000	5,235,421
Taiwan Mobile Co. Ltd.	3,034,000	10,615,485
Uni-President Enterprises Corp.	3,987,000	7,703,074
Yulon Motor Co. Ltd.	3,285,000	2,874,378

		109,528,041
Thailand — 0.1%
Advanced Info Service PCL	1,073,200	4,703,804
Advanced Info Service PCL, Foreign Registered Shares	1,064,200	4,667,610
Intouch Holdings PCL — NVDR	4,794,300	7,262,354
PTT Global Chemical PCL, Foreign Registered Shares	4,351,200	7,459,733
Siam Cement PCL — NVDR	668,900	9,551,705
Thai Oil PCL — NVDR	2,528,900	5,058,161

		38,703,367
United Arab Emirates — 0.1%
NMC Health PLC	3,292,102	58,871,508
United Kingdom — 3.1%
Aggreko PLC	1,264,698	12,365,647
AstraZeneca PLC	1,990,913	111,481,337
BAE Systems PLC	17,058,906	113,028,122
Berkeley Group Holdings PLC	1,235,146	35,623,344
BP PLC — ADR	3,016,304	107,229,607
Delta Topco Ltd., (Acquired 5/02/12, cost $48,436,537) (a)(f)	78,481,957	2,354,459
Diageo PLC — ADR	457,515	49,196,588
GlaxoSmithKline PLC	3,204,780	63,308,273
HSBC Holdings PLC	24,111,721	181,588,668
Liberty Global PLC, Class A (a)	967,179	31,530,035
Liberty Global PLC LiLAC, Class A (a)	11,524	318,523
Meggitt PLC	4,549,170	24,201,380
National Grid PLC	488,174	6,350,058
Pearson PLC	4,389,723	40,610,949
Prudential PLC	781,403	12,751,613
Royal Dutch Shell PLC — ADR, Class A	3,223,600	160,567,516
Shire PLC	1,501,054	84,753,555
Smiths Group PLC	2,565,931	44,462,909
Spire Healthcare Group PLC (d)	10,998,370	49,978,825
Vodafone Group PLC	41,617,195	114,294,328
Vodafone Group PLC — ADR (b)	2,375,136	66,123,786

		1,312,119,522

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	11

Consolidated Schedule of Investments (continued)

Common Stocks	Shares	Value
United States — 28.5%
3M Co.	36,368	$6,011,630
AbbVie, Inc.	114,858	6,406,779
Accenture PLC, Class A	109,227	12,696,546
Activision Blizzard, Inc.	1,063,541	45,913,065
Adobe Systems, Inc. (a)	542,706	58,346,322
Aetna, Inc.	1,359,400	145,931,590
Air Products & Chemicals, Inc.	741,172	98,887,168
Alexion Pharmaceuticals, Inc. (a)	84,536	11,031,948
Alliance Data Systems Corp. (a)	29,216	5,973,796
Allstate Corp.	1,363,714	92,596,181
Alphabet, Inc., Class C (a)	564,505	442,876,753
Altria Group, Inc.	1,191,187	78,761,284
Amazon.com, Inc. (a)	355,705	280,942,923
Amdocs Ltd.	171,184	10,005,705
American International Group, Inc.	853,772	52,677,732
American Tower Corp.	137,908	16,161,439
Ameriprise Financial, Inc.	59,382	5,248,775
Amgen, Inc. (g)	823,020	116,177,503
Anadarko Petroleum Corp. (g)	3,685,358	219,057,679
Anthem, Inc.	1,001,844	122,084,710
Apple, Inc. (g)	6,298,783	715,163,822
Axalta Coating Systems Ltd. (a)	4,500,310	113,047,787
Axis Capital Holdings Ltd.	124,507	7,093,164
Bank of America Corp.	15,649,890	258,223,185
Baxter International, Inc.	936,437	44,565,037
Bed Bath & Beyond, Inc.	1,154,732	46,674,267
Berkshire Hathaway, Inc., Class A (a)	640	138,048,000
Berkshire Hathaway, Inc., Class B (a)	1,022,303	147,518,323
Biogen, Inc. (a)	152,273	42,663,849
Boeing Co.	44,990	6,407,926
Bristol-Myers Squibb Co.	698,625	35,566,999
Brookdale Senior Living, Inc. (a)	3,583,397	51,708,419
Capital One Financial Corp.	120,331	8,909,307
Cardinal Health, Inc.	122,683	8,427,095
Catalent, Inc. (a)	1,719,978	39,232,698
Centene Corp. (a)	814,924	50,916,452
Charles Schwab Corp.	2,023,028	64,129,988
Charter Communications, Inc., Class A (a)	241,176	60,267,471
Chevron Corp.	33,441	3,502,945
Chipotle Mexican Grill, Inc. (a)(b)	269,936	97,382,111
Chubb Ltd.	889,359	112,948,593
Cisco Systems, Inc.	2,080,400	63,826,672
Citigroup, Inc.	2,492,145	122,488,927
CME Group, Inc.	733,499	73,423,250
Coca-Cola Co.	1,737,607	73,674,537
Cognizant Technology Solutions Corp., Class A (a)	872,979	44,827,472
Comcast Corp., Class A	2,988,731	184,763,350
CommScope Holding Co., Inc. (a)	3,487,437	106,541,200
Computer Sciences Corp.	156,158	8,502,803
Constellation Brands, Inc., Class A	76,740	12,824,789
Crown Castle International Corp.	157,383	14,320,279
Crown Holdings, Inc. (a)	122,551	6,648,392
CVS Health Corp.	741,116	62,327,856
DaVita, Inc. (a)	332,815	19,509,615
Delta Air Lines, Inc.	2,254,422	94,167,207
Discover Financial Services	1,165,630	65,659,938
DISH Network Corp., Class A (a)(b)	1,121,670	65,684,995
Dr. Pepper Snapple Group, Inc.	62,882	5,520,411
E.I. du Pont de Nemours & Co.	2,105,051	144,806,458
Edgewell Personal Care Co. (a)	1,840,442	138,769,327

Common Stocks	Shares	Value
United States (continued)
Electronic Arts, Inc. (a)	779,719	$61,223,536
Eli Lilly & Co.	1,467,637	108,370,316
EQT Corp.	815,125	53,798,250
Expedia, Inc.	518,399	66,992,703
Exxon Mobil Corp.	736,576	61,371,512
Facebook, Inc., Class A (a)(g)	2,744,264	359,471,141
Fifth Third Bancorp	166,929	3,632,375
Fitbit, Inc., Series A (a)(b)	2,206,388	29,256,705
Ford Motor Co.	5,087,915	59,732,122
Fortive Corp.	189,885	9,693,629
Fortune Brands Home & Security, Inc.	849,710	46,419,657
General Dynamics Corp.	77,470	11,677,828
General Electric Co. (g)	4,078,848	118,694,477
Gilead Sciences, Inc.	2,579,254	189,910,472
Global Payments, Inc.	829,630	60,164,768
Goldman Sachs Group, Inc.	563,108	100,368,370
Goodyear Tire & Rubber Co.	155,151	4,504,034
H&R Block, Inc.	835,066	19,181,466
Hartford Financial Services Group, Inc.	430,958	19,009,557
HCA Holdings, Inc. (a)	388,837	29,757,696
HD Supply Holdings, Inc. (a)(b)	975,192	32,181,336
Helmerich & Payne, Inc.	92,829	5,858,438
Hexcel Corp.	362,193	16,476,160
Home Depot, Inc.	545,527	66,559,749
Illinois Tool Works, Inc.	49,309	5,600,023
Intel Corp.	1,257,162	43,837,239
International Paper Co.	172,044	7,747,141
Intuit, Inc.	562,445	61,160,269
Invitae Corp. (a)(c)	1,735,647	13,329,769
Johnson & Johnson	1,305,562	151,432,136
JPMorgan Chase & Co.	3,431,967	237,698,034
Kansas City Southern	1,065,355	93,495,555
Kimberly-Clark Corp.	229,665	26,275,973
KLA-Tencor Corp.	86,484	6,495,813
Kroger Co.	1,085,891	33,640,903
Lear Corp.	115,370	14,165,129
Liberty Broadband Corp., Class A (a)	309,566	20,106,312
Liberty Broadband Corp., Class C (a)(b)	600,440	40,019,326
Liberty SiriusXM Group, Class A (a)	1,110,066	36,931,896
Liberty SiriusXM Group, Class C (a)	2,081,459	69,083,624
Lookout, Inc., (Acquired 3/04/15, cost 2,096,082) (a)(f)	183,495	1,036,747
Lowe’s Cos., Inc.	1,990,369	132,658,094
Marathon Oil Corp.	7,885,764	103,934,370
Marathon Petroleum Corp. (g)	7,329,670	319,500,315
Marsh & McLennan Cos., Inc.	1,238,552	78,511,811
Masco Corp.	1,762,773	54,434,430
Mastercard, Inc., Class A	706,557	75,615,730
McDonald’s Corp.	78,281	8,812,092
McKesson Corp.	421,878	53,650,225
Mead Johnson Nutrition Co.	171,796	12,845,187
Merck & Co., Inc.	1,110,390	65,202,101
MetLife, Inc.	1,489,741	69,958,237
Michael Kors Holdings Ltd. (a)	1,403,511	71,270,289
Micron Technology, Inc. (a)	4,026,078	69,087,498
Microsoft Corp.	270,595	16,214,052
Mohawk Industries, Inc. (a)	299,831	55,258,853
Mondelez International, Inc., Class A	1,567,105	70,425,699
Morgan Stanley	102,875	3,453,514
Mylan NV (a)	2,416,672	88,208,528
NextEra Energy Partners LP	1,078,115	29,486,445

See Notes to Consolidated Financial Statements.

12	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Consolidated Schedule of Investments (continued)

Common Stocks	Shares	Value
United States (continued)
NextEra Energy, Inc.	975,927	$124,918,656
Northrop Grumman Corp.	55,439	12,695,531
Norwegian Cruise Line Holdings Ltd. (a)(b)	687,929	26,739,800
Nuance Communications, Inc. (a)	3,990,333	55,944,469
Packaging Corp. of America	106,370	8,775,525
PepsiCo, Inc.	163,004	17,474,029
Perrigo Co. PLC	1,023,456	85,141,305
Pfizer, Inc.	5,289,904	167,742,856
Phillips 66	96,500	7,830,975
Pioneer Natural Resources Co.	251,388	45,003,480
Prudential Financial, Inc.	84,065	7,127,871
Pure Storage, Inc., Class A (a)(b)	3,277,954	40,449,952
PVH Corp.	47,740	5,107,225
QUALCOMM, Inc.	1,593,989	109,538,924
Ralph Lauren Corp.	234,892	23,042,905
Raytheon Co.	58,653	8,012,586
Reinsurance Group of America, Inc.	72,114	7,778,216
Rockwell Automation, Inc.	42,844	5,129,284
Roper Technologies, Inc.	718,674	124,553,391
Sabre Corp.	1,510,384	39,013,219
Schlumberger Ltd.	830,877	64,999,508
Scripps Networks Interactive, Inc., Class A	66,395	4,273,182
Sealed Air Corp.	82,747	3,775,746
Sempra Energy	537,917	57,610,911
Simon Property Group, Inc.	600,167	111,607,055
Southwest Airlines Co.	2,216,078	88,753,924
Square, Inc., Class A (a)(b)	2,766,417	30,983,870
St. Joe Co. (a)(c)	6,735,420	119,216,934
Stryker Corp.	50,610	5,837,863
SunTrust Banks, Inc.	1,152,687	52,136,033
Target Corp.	1,876,325	128,959,817
Tenet Healthcare Corp. (a)(b)	3,730,390	73,525,987
Textron, Inc.	1,883,864	75,505,269
Thermo Fisher Scientific, Inc.	424,048	62,347,777
Tiffany & Co.	613,628	45,052,568
Time Warner, Inc.	1,374,468	122,313,907
Travelers Cos., Inc.	129,057	13,961,386
Tyson Foods, Inc., Class A	85,915	6,087,078
United Continental Holdings, Inc. (a)	2,758,848	155,130,023
United Rentals, Inc. (a)	928,394	70,242,290
UnitedHealth Group, Inc.	55,652	7,865,297
Unum Group	1,043,012	36,922,625
U.S. Bancorp	2,110,885	94,483,213
Valero Energy Corp.	190,826	11,304,532
VeriFone Systems, Inc. (a)	3,180,094	49,227,855
VeriSign, Inc. (a)(b)	115,643	9,716,325
Verizon Communications, Inc.	672,032	32,324,739
Visa, Inc., Class A	838,923	69,219,537
WABCO Holdings, Inc. (a)	278,271	27,398,563
Walgreens Boots Alliance, Inc.	702,216	58,094,330
Wells Fargo & Co.	1,896,599	87,262,520
Western Digital Corp.	915,488	53,501,119
WestRock Co.	1,332,269	61,537,505
Whole Foods Market, Inc.	2,704,245	76,503,091
Williams Cos., Inc.	2,482,521	72,489,613
Williams-Sonoma, Inc.	1,636,149	75,622,807
Wyndham Worldwide Corp.	105,884	6,971,403
Zimmer Biomet Holdings, Inc.	811,907	85,574,998

		12,093,725,499
Total Common Stocks — 54.9%		23,278,394,930

Corporate Bonds		Par (000)	Value
Argentina — 0.1%
IRSA Propiedades Comerciales SA, 8.75%, 3/23/23 (d)	USD	21,247	$23,584,170
Australia — 0.3%
TFS Corp Ltd., 8.75%, 8/01/23 (d)		120,610	126,640,500
Brazil — 0.0%
Odebrecht Finance Ltd., 4.38%, 4/25/25 (d)		25,405	12,162,644
Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18 (a)(d)(h)		34,787	1,391,488
China — 0.1%
Alibaba Group Holding Ltd., 3.13%, 11/28/21		35,368	36,543,915
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (a)(h)(i)(j)	SGD	88,600	636,838
China Milk Products Group Ltd., 0.00%, 1/05/12 (a)(h)(i)(j)	USD	39,500	395,000

			37,575,753
France — 0.1%
BNP Paribas SA, 2.40%, 12/12/18		57,414	58,149,129
Germany — 0.0%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (d)		13,784	14,283,670
India — 0.2%
REI Agro Ltd., 5.50%, 11/13/16 (a)(h)(i)		54,787	273,935
Suzlon Energy Ltd., 5.75%, 7/16/19 (d)(i)(k)		61,263	61,263,000

			61,536,935
Ireland — 0.0%
GE Capital International Funding Co., 2.34%, 11/15/20		15,189	15,492,096
Italy — 0.3%
Intesa Sanpaolo SpA, 3.88%, 1/15/19		46,870	48,222,153
Telecom Italia Finance SA, 6.13%, 11/15/16 (d)(i)	EUR	35,900	40,295,942
Telecom Italia SpA, 5.30%, 5/30/24 (d)	USD	31,700	32,215,125

			120,733,220
Japan — 0.1%
Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19		25,825	26,173,302
Luxembourg — 0.1%
Intelsat Jackson Holdings SA:
7.50%, 4/01/21		29,384	21,597,240
8.00%, 2/15/24 (d)		11,320	11,376,600

			32,973,840
Mexico — 0.2%
Petroleos Mexicanos, 4.63%, 9/21/23 (d)		41,470	41,358,031
Trust F/1401, 5.25%, 12/15/24 (d)		16,531	17,316,222

			58,674,253
Netherlands — 0.2%
Bio City Development Co. BV, 8.00%, 7/06/18 (a)(c)(d)(h)		140,850	50,438,385
Constellium NV (d):
7.00%, 1/15/23	EUR	20,901	22,178,205
8.00%, 1/15/23	USD	5,675	5,533,125

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	13

Consolidated Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Netherlands (continued)
Cooperatieve Rabobank UA, 3.95%, 11/09/22	USD	10,343	$10,842,681

			88,992,396
Singapore — 0.3%
CapitaLand Ltd. (i):
2.10%, 11/15/16	SGD	49,000	34,735,849
1.95%, 10/17/23 (d)		50,500	36,497,933
Global Logistic Properties Ltd., 3.88%, 6/04/25	USD	63,483	64,868,961

			136,102,743
Spain — 0.2%
Telefonica Participaciones SAU, 4.90%, 9/25/17 (i)	EUR	55,400	53,213,444
Telefonica SA, 6.00%, 7/14/17 (i)		19,200	19,251,554

			72,464,998
Switzerland — 0.1%
UBS AG, 2.38%, 8/14/19	USD	19,170	19,495,372
UBS Group Funding Jersey Ltd., 4.13%, 9/24/25 (d)		24,043	25,050,378

			44,545,750
United Arab Emirates — 0.2%
Dana Gas Sukuk Ltd., 7.00%, 10/31/17 (d)(i)		86,375	78,169,610
United Kingdom — 0.2%
Delta Topco Ltd., (Acquired 5/02/12 - 1/04/16, cost $80,792,398), 10.00%, 11/24/60 (a)(f)		79,637	79,637,367
Lloyds Bank PLC, 2.30%, 11/27/18		8,586	8,715,262

			88,352,629
United States — 2.6%
AbbVie, Inc.:
2.50%, 5/14/20		38,890	39,379,003
2.30%, 5/14/21		33,280	33,282,729
Actavis Funding SCS, 3.00%, 3/12/20		33,430	34,419,495
Activision Blizzard, Inc., 2.30%, 9/15/21 (d)		9,025	9,008,376
AliphCom (a)(f)(h)(i)(n):
(Acquired 11/11/15, cost $11,493,000), 15.00%, 4/28/20		11,493	524,081
(Acquired 4/27/15 - 7/21/15, cost $204,855,000), 15.00%, 4/28/20		204,855	9,341,388
Ally Financial, Inc.:
2.75%, 1/30/17		33,875	33,875,000
3.50%, 1/27/19		23,282	23,340,205
American Tower Corp., 3.40%, 2/15/19		9,312	9,650,873
AT&T, Inc.:
2.38%, 11/27/18		46,486	47,072,188
3.00%, 6/30/22		74,743	75,788,655
Bank of America Corp.:
2.00%, 1/11/18		18,933	19,016,494
6.88%, 4/25/18		18,888	20,318,955
Series L, 2.60%, 1/15/19		19,013	19,328,787
Berkshire Hathaway, Inc., 2.75%, 3/15/23		26,845	27,642,109
Cablevision Systems Corp., 5.88%, 9/15/22		14,205	13,104,112
Capital One Bank USA NA, 2.15%, 11/21/18		15,102	15,204,437

Corporate Bonds		Par (000)	Value
United States (continued)
Cisco Systems, Inc., 2.20%, 2/28/21	USD	26,634	$27,088,589
Citigroup, Inc., 1.80%, 2/05/18		52,009	52,107,037
Cobalt International Energy, Inc. (i):
2.63%, 12/01/19		56,543	26,009,780
3.13%, 5/15/24		69,805	22,861,137
eBay, Inc., 3.80%, 3/09/22		18,919	20,068,254
Edgewell Personal Care Co.:
4.70%, 5/19/21		20,202	21,217,757
4.70%, 5/24/22		18,349	19,231,954
Ford Motor Credit Co. LLC:
5.00%, 5/15/18		30,718	32,155,326
2.55%, 10/05/18		10,945	11,076,548
Forest Laboratories, Inc., 5.00%, 12/15/21 (d)		17,325	19,339,655
Freeport-McMoRan, Inc., 3.88%, 3/15/23		19,532	17,627,630
General Electric Co., 5.55%, 5/04/20		4,160	4,685,520
General Motors Financial Co., Inc., 3.50%, 7/10/19		29,111	29,953,327
Hughes Satellite Systems Corp., 7.63%, 6/15/21		6,777	7,429,286
Hyundai Capital America, 2.00%, 3/19/18 (d)		17,360	17,420,986
Intel Corp., 3.25%, 8/01/39 (i)		14,490	24,841,294
JPMorgan Chase & Co.:
2.30%, 8/15/21		49,643	49,681,920
4.35%, 8/15/21		15,972	17,442,095
Medtronic, Inc., 3.15%, 3/15/22		40,703	42,910,975
Mylan, Inc., 2.55%, 3/28/19		26,533	26,875,965
Oracle Corp., 1.90%, 9/15/21		56,270	56,049,253
QUALCOMM, Inc., 3.00%, 5/20/22		45,111	47,018,879
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23		15,342	16,300,875
Synchrony Financial, 3.75%, 8/15/21		10,089	10,585,480
T-Mobile USA, Inc., 6.00%, 4/15/24		24,144	25,683,180
Verizon Communications, Inc.:
1.75%, 8/15/21		8,240	8,068,443
2.63%, 8/15/26		18,139	17,360,347
Volkswagen Group of America Finance LLC, 2.45%, 11/20/19		15,983	16,162,489

			1,117,550,868
Total Corporate Bonds — 5.3%			2,215,549,994

Floating Rate Loan Interests
Canada — 0.1%
Novelis, Inc., 2015 Term Loan B, 4.00% - 4.09%, 6/02/22		23,285	23,343,463
Cyprus — 0.0%
Drillships Ocean Ventures, Inc., Term Loan B, 5.50%, 7/25/21		27,481	19,482,357
Netherlands — 0.1%
Promontoria Blue Holding 2 BV, Mezzanine, 7.00%, 4/17/20	EUR	55,727	61,174,606
Norway — 0.0%
Drillships Financing Holding, Inc., Term Loan B1, 6.00%, 3/31/21	USD	29,699	15,146,523

See Notes to Consolidated Financial Statements.

14	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Consolidated Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
United States — 0.8%
Calpine Corp., Term Loan B5, 3.59%, 5/27/22	USD	40,483	40,528,308
Fieldwood Energy LLC:
1st Lien Term Loan, 8.00%, 8/31/20		11,587	10,022,638
2nd Lien Term Loan, 8.38%, 9/30/20		41,968	27,980,574
Hilton Worldwide Finance LLC, Term Loan B1, 3.50%, 10/26/20		73,314	73,588,470
Seadrill Partners Finco LLC, Term Loan B, 4.00%, 2/21/21		54,693	30,389,161
Sheridan Investment Partners II LP:
Term Loan A, 4.34%, 12/16/20		61,840	42,050,921
Term Loan B, 4.34%, 12/16/20		3,208	2,181,540
Term Loan M, 4.34%, 12/16/20		8,602	5,849,595
Univar, Inc., 2015 Term Loan, 4.25%, 7/01/22		38,932	38,980,415
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		48,378	48,453,550

			320,025,172
Total Floating Rate Loan Interests — 1.0%			439,172,121

Foreign Agency Obligations
Argentina — 0.8%
City of Buenos Aires Argentina, 8.95%, 2/19/21 (d)		13,542	15,268,605
Provincia de Buenos Aires, 9.13%, 3/16/24 (d)		12,889	14,274,568
Republic of Argentina (d):
6.88%, 4/22/21		61,583	66,632,806
7.50%, 4/22/26		74,609	81,510,332
7.13%, 7/06/36		71,707	73,929,917
YPF SA, 8.50%, 7/28/25 (d)		90,723	98,888,070

			350,504,298
Australia — 1.5%
Australia Government Bond:
5.75%, 5/15/21	AUD	223,764	199,148,546
5.75%, 7/15/22		401,835	368,031,229
Series 133, 5.50%, 4/21/23		67,780	62,243,101

			629,422,876
Brazil — 0.6%
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 8/15/22	BRL	24	22,290,383
Series F, 10.00%, 1/01/18		289	88,721,404
Series F, 10.00%, 1/01/21		362	109,156,116
Brazilian Government International Bond:
4.88%, 1/22/21	USD	29,239	30,934,862
2.88%, 4/01/21	EUR	13,950	15,734,128

			266,836,893
Canada — 1.6%
Canada Housing Trust No. 1, 1.25%, 6/15/21 (d)	CAD	122,790	92,280,626
Canadian Government Bond:
0.25%, 5/01/18		188,778	140,089,518
0.50%, 8/01/18		480,802	358,094,074
0.75%, 3/01/21		118,094	88,364,916

			678,829,134

Foreign Agency Obligations		Par (000)	Value
France — 0.6%
France Government Bond, 0.50%, 5/25/26	EUR	217,969	$241,249,429
Germany — 1.2%
Bundesobligation, 0.00%, 4/09/21		248,585	278,366,754
Bundesrepublik Deutschland, 0.00%, 8/15/26		198,150	214,046,740

			492,413,494
Hungary — 0.3%
Hungary Government International Bond:
6.25%, 1/29/20	USD	18,604	20,836,480
6.38%, 3/29/21		89,210	102,917,117

			123,753,597
Indonesia — 0.2%
Indonesia Government International Bond (d):
6.88%, 1/17/18		26,960	28,509,014
2.63%, 6/14/23	EUR	56,718	64,648,710

			93,157,724
Italy — 0.4%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/01/25		142,398	157,012,118
Japan — 1.4%
Japan Government Bond:
0.10%, 3/15/17	JPY	11,078,850	105,803,176
0.10%, 3/15/18		26,525,200	254,254,425
0.10%, 10/15/18		24,956,150	239,652,335

			599,709,936
Mexico — 0.9%
Mexican Bonos, 6.50%, 6/10/21	MXN	67,911	367,218,075
New Zealand — 0.5%
New Zealand Government Bond, 6.00%, 5/15/21	NZD	270,319	224,804,736
Poland — 0.8%
Poland Government Bond:
5.25%, 10/25/20	PLN	232,740	65,925,945
5.75%, 10/25/21		210,425	61,723,594
3.25%, 7/25/25		441,116	114,314,060
2.50%, 7/25/26		448,819	108,565,406

			350,529,005
Romania — 0.1%
Romania Government Bond, 4.75%, 2/24/25	RON	171,510	46,827,420
Saudi Arabia — 0.1%
Saudi Arabia Government Bond, 2.38%, 10/26/21 (d)	USD	50,750	50,623,125
South Korea — 0.1%
Export-Import Bank of Korea:
2.88%, 9/17/18	USD	19,188	19,655,516
2.63%, 12/30/20		31,668	32,418,310

			52,073,826
Spain — 0.2%
Spain Government Bond, 1.95%, 4/30/26 (d)	EUR	82,530	97,063,805

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	15

Consolidated Schedule of Investments (continued)

Foreign Agency Obligations		Par (000)	Value
United Kingdom — 0.9%
United Kingdom Gilt, 2.00%, 9/07/25	GBP	276,385	$362,931,911
Total Foreign Agency Obligations — 12.2%			5,184,961,402

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.1%
Logistics UK PLC, Series 2015 1-A, Class F, 3.99%, 8/20/25 (d)(n)		30,423	34,419,618

U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities — 1.6%
Fannie Mae Mortgage-Backed Securities, 3.00%, 11/01/46 (p)	USD	678,792	698,837,902

U.S. Treasury Obligations
U.S. Treasury Inflation Indexed Bond:
0.13%, 4/15/21		332,571	339,196,129
0.63%, 1/15/26		506,403	528,597,421
1.00%, 2/15/46 (q)(r)		60,600	65,283,699
U.S. Treasury Notes:
1.25%, 3/31/21		169,514	169,289,285
1.13%, 7/31/21		102,788	101,864,453
1.25%, 10/31/21		2,441,234	2,433,700,452
0.13%, 7/15/26		242,796	243,458,149
1.50%, 8/15/26		657,675	638,046,959
Total U.S. Treasury Obligations — 10.7%			4,519,436,547
Total Fixed Income Securities — 30.9%			13,092,377,584

Investment Companies (l)		Shares
United States — 3.6%
ETFS Gold Trust (a)		1,201,717	149,421,492
ETFS Palladium Trust (a)		348,916	20,736,113
ETFS Platinum Trust (a)		294,567	27,706,972
iShares Gold Trust (a)(m)		11,663,809	143,698,127
iShares iBoxx $ High Yield Corporate Bond ETF (b)(m)		493,494	42,450,354
SPDR Gold Shares (a)		9,231,792	1,125,724,716
Total Investment Companies — 3.6%			1,509,737,774

Preferred Securities

Capital Trusts		Par (000)
Netherlands — 0.0%
ING Groep NV, 6.00% (n)(o)	USD	19,657	19,460,430
United Kingdom — 0.4%
HSBC Holdings PLC, 6.38% (n)(o)		69,711	69,467,709
Lloyds Bank PLC, 13.00% (n)(o)		36,699	78,932,499

			148,400,208

Capital Trusts		Par (000)	Value
United States — 0.9%
American Express Co., Series C, 4.90% (n)(o)	USD	23,970	$23,526,555
Citigroup, Inc. (n)(o):
5.95%		15,242	15,813,575
Series O, 5.88%		42,869	43,533,470
General Electric Co. (n)(o):
6.38%		22,752	23,463,000
Series D, 5.00%		36,503	38,671,278
Goldman Sachs Group, Inc. (n)(o):
Series L, 5.70%		35,334	35,775,675
Series M, 5.38%		37,060	37,245,300
JPMorgan Chase & Co. (n)(o):
Series Q, 5.15%		40,810	40,707,975
Series X, 6.10%		81,045	85,170,190
Morgan Stanley, Series H, 5.45% (n)(o)		27,403	27,474,248
NBCUniversal Enterprise, Inc., 5.25% (d)(o)		19,398	20,664,689
USB Capital IX, 3.50% (n)(o)		9,399	8,083,140

			400,129,095
Total Capital Trusts — 1.3%			567,989,733

Preferred Stocks		Shares
Germany — 0.1%
Volkswagen AG, Preference Shares		377,400	52,034,223
Ireland — 0.2%
Allergan PLC, Series A, 5.50% (i)		98,020	75,377,380
Israel — 0.3%
Teva Pharmaceutical Industries Ltd., 7.00% (i)		155,222	117,658,276
United States — 2.2%
American Tower Corp., Series A, 5.25% (i)		186,134	20,817,227
Anthem, Inc., 5.25% (i)		2,231,129	94,265,200
Crown Castle International Corp., Series A, 4.50% (i)		484,647	52,220,714
Dominion Resources, Inc.:
6.38%		405,583	20,372,434
Series A, 6.75% (i)		1,517,480	76,556,866
Domo, Inc., Series D-2, (Acquired 4/01/15, cost $81,820,921) (a)(f)		9,704,080	78,603,048
DropBox, Inc., Series C (Acquired 1/28/14, cost $150,070,985) (a)(f)		7,856,626	85,401,525
Grand Rounds, Inc., Series C, (Acquired 3/31/15, cost $27,587,149) (a)(f)		9,935,944	27,423,205
Lookout, Inc., Series F (Acquired 9/19/14, cost $53,322,391) (a)(f)		4,667,944	44,392,148
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $58,747,474) (a)(f)		9,583,601	79,352,216
Stericycle, Inc., 5.25% (i)		348,246	23,496,158
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $90,664,966) (a)(f)		5,844,432	289,416,273
U.S. Bancorp (n):
Series F, 6.50%		814,944	23,918,606
Series G, 6.00%		325,461	8,335,056
Wells Fargo & Co., Series L, 7.50% (i)		14,868	19,402,740

			943,973,416
Total Preferred Stocks — 2.8%			1,189,043,295

See Notes to Consolidated Financial Statements.

16	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Consolidated Schedule of Investments (continued)

Trust Preferreds		Shares	Value
United States — 0.5%
Citigroup Capital XIII, 7.88%, 10/30/40 (n)		1,360,966	$34,792,968
GMAC Capital Trust I, Series 2, 6.41%, 2/15/40 (n)		1,944,904	48,995,315
Mandatory Exchangeable Trust, 5.75% (d)(i)(o)		720,881	90,059,663
Welltower, Inc., Series I, 6.50% (i)(o)		698,947	43,187,935
Total Trust Preferreds — 0.5%			217,035,881
Total Preferred Securities — 4.6%			1,974,068,909

Rights — 0.0%
Spain — 0.0%
Banco Santander SA (a)		1,950,940	109,224

Warrants — 0.0%
Australia — 0.0%
TFS Corp. Ltd., (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		21,267,513	4,874,982
Total Long-Term Investments (Cost — $37,034,108,505) — 94.0%			39,859,563,403

Short-Term Securities

Foreign Agency Obligations (a)		Par (000)
Japan — 4.7%
Japan Treasury Discount Bills:
(0.24%), 11/21/16	JPY	52,610,000	501,734,634
(0.26%), 12/05/16		50,980,000	486,245,601
(0.32%), 1/16/17		52,140,000	497,441,056
0.00%, 1/30/17		26,080,000	248,848,760
(0.29%), 3/10/17		25,900,000	247,209,782
Total Foreign Agency Obligations — 4.7%			1,981,479,833

Time Deposits
Canada — 0.0%
Brown Brothers Harriman & Co., 0.05%, 11/01/16	CAD	844	629,301
Europe — 0.0%
Brown Brothers Harriman & Co., (0.57)%, 11/01/16	EUR	5,332	5,853,571
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 11/03/16	HKD	3,255	419,661
Japan — 0.0%
Brown Brothers Harriman & Co., (0.42)%, 11/01/16	JPY	11,417	108,866

Time Deposits		Par (000)	Value
Singapore — 0.0%
Brown Brothers Harriman & Co., 0.01%, 11/01/16	SGD	439	$315,497
United States — 0.1%
Citibank N.A., 0.41%, 11/01/16	USD	48,906	48,906,127
Total Time Deposits — 0.1%			56,233,023

Money Market Funds (m)(t)		Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.22%		9,025,760	9,025,760
SL Liquidity Series, LLC, Money Market Series, 0.62% (u)		334,360,632	334,394,067
Total Money Market Funds — 0.8%			343,419,827

U.S. Treasury Obligations		Par (000)
U.S. Treasury Bills:
0.17%, 12/15/16	USD	20,000	19,995,942
0.24%, 12/22/16 (g)		38,000	37,987,349
0.18% - 0.24%, 12/29/16		295,000	294,895,181
0.19% - 0.29%, 1/05/17		189,000	188,912,115
0.26% - 0.33%, 1/12/17		120,000	119,937,000
0.25% - 0.32%, 1/19/17		459,000	458,728,272
0.30%, 1/26/17		28,000	27,980,792
0.32%, 2/02/17		180,000	179,849,700
U.S. Treasury Notes, 0.88%, 1/31/17 (q)(s)		139,048	139,247,935
Total U.S. Treasury Obligations — 3.5%			1,467,534,286
Total Short Term Securities (Cost — $3,892,596,872) — 9.1%			3,848,666,969
Options Purchased (Cost — $252,190,216) — 0.6%			271,100,824
Total Investments Before Investments Sold Short, TBA Sale Commitments and Options Written (Cost — $41,178,895,593) — 103.7%			43,979,331,196

Investments Sold Short		Shares
Arconic, Inc.		(804,874)	(23,115,968)
Church & Dwight Co., Inc.		(649,182)	(31,329,523)
Ecolab, Inc.		(542,044)	(61,885,163)
Gentex Corp.		(1,507,160)	(25,486,076)
LafargeHolcim Ltd.		(581,715)	(31,029,093)
Procter & Gamble Co.		(739,038)	(64,148,498)
Prologis, Inc.		(102,567)	(5,349,895)
Walt Disney Co.		(229,394)	(21,262,530)
Total Investments Sold Short (Proceeds — $265,316,648) — (0.6)%			(263,606,746)

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	17

Consolidated Schedule of Investments (continued)

TBA Sale Commitments		Par (000)	Value
Fannie Mae Mortgage-Backed Securities, 3.00%, 11/01/46 (p)	USD	418,130	$(430,477,588)
Total TBA Sale Commitments (Proceeds — $431,182,357) — (1.0)%			(430,477,588)
Options Written (Premiums Received — $91,942,068) — (0.1)%			(60,861,077)
Total Investments, Net of Investments Sold Short, TBA Sale Commitments and Options Written (Cost — $40,390,454,520) — 102.0%			43,224,385,785
Liabilities in Excess of Other Assets — (2.0)%			(830,384,510)

Net Assets — 100.0%			$42,394,001,275

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended October 31, 2016, investments in issuers that are affiliated persons and/or related parties of the Fund, as applicable, were as follows:

Affiliated Persons and/or Related Parties	Par/Shares Held at October 31, 2015	Par/Shares Purchased	Par/Shares Sold	Par/Shares Held at October 31, 2016	Value at October 31, 2016	Income	Realized Loss
Bio City Development Co. BV	140,850,000	—	—	$140,850,000	$50,438,385	—	—
Ei Towers SpA	1,333,706	343,829	(226,927)	1,450,608	68,327,033	—	$(794,669)
HTG Molecular Diagnostics, Inc.	379,400	—	(379,400)	—	—	—	(3,955,712)
Invitae Corp.	2,094,662	—	(359,015)	1,735,647	13,329,769	—	(1,316,682)
Platinum Group Metals Ltd.	4,005,904	5,000,704	(939,176)	8,067,432	13,941,016	—	(5,338,835)
SBM Offshore NV	11,642,284	—	(11,642,284)	—	—	—	(15,909,362)
St. Joe Co.	6,750,883	—	(15,463)	6,735,420	119,216,934	—	(80,929)
Total					$265,253,137	—	$(27,396,189)

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(f)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $697,482,457 and an original cost of $809,886,903, which was 1.6% of its net assets.

(g)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(h)	Issuer filed for bankruptcy and/or is in default.

(i)	Convertible security.

(j)	Zero-coupon bond.

(k)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(l)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

See Notes to Consolidated Financial Statements.

18	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Consolidated Schedule of Investments (continued)

(m)	During the year ended October 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2015	Shares Purchased		Shares Sold	Shares Held at October 31, 2016	Value at October 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	9,025,760	[1]	—	9,025,760	$9,025,760	$58,144		—
BlackRock Liquidity Funds, TempFund, Institutional Class	1,040,534	—		(1,040,534)[2]	—	—	46,170		—
iShares Gold Trust	11,663,809	—		—	11,663,809	143,698,127	—		—
iShares iBoxx $ High Yield Corporate Bond ETF	—	2,873,288		(2,379,794)	493,494	42,450,354	974,502		$7,960,535
SL Liquidity Series, LLC, Money Market Series	$497,499,535	—		$(163,138,903)[2]	$334,360,632	334,394,067	9,317,042	[3]	20,999,213
Total						$529,568,308	$10,395,858		$28,959,748

[1]	Represents net shares purchased.

[2]	Represents net shares sold.

[3]

Represents securities lending income earned from the reinvestments of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(n)	Variable rate security. Rate as of period end.

(o)	Perpetual security with no stated maturity date.

(p)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Bank of America N.A.	$(268,360,313)	$(859,670)

(q)	All or a portion of security has been pledged in connection with outstanding futures contracts.

(r)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(s)	Rates are discount rates or a range of discount rates paid at the time of purchase.

(t)	Current yield as of period end.

(u)	Security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(1,192)	Euro STOXX 50 Index	December 2016	USD	39,949,064	$(1,292,724)
(70)	FTSE 100 Index	December 2016	USD	5,936,771	(246,746)
(1,679)	NASDAQ 100 E-Mini Index	December 2016	USD	161,074,865	(2,432,699)
(2,804)	Russell 2000 E-Mini Index	December 2016	USD	333,479,720	10,666,097
(11,793)	S&P 500 E-Mini Index	December 2016	USD	1,250,116,965	17,434,229
637	Topix Index	December 2016	USD	84,734,910	3,525,310
(1,157)	Yen Denom Nikkei Index	December 2016	USD	95,956,971	(1,935,009)
Total					$25,718,458

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	19

Consolidated Schedule of Investments (continued)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CNH	828,419,000	USD	126,119,967	Deutsche Bank AG	11/04/16	$(3,937,105)
USD	127,486,342	CNH	828,419,000	Deutsche Bank AG	11/04/16	5,303,481
USD	115,630,114	NZD	170,871,000	Morgan Stanley & Co. International PLC	11/08/16	(6,528,964)
USD	116,934,845	AUD	157,660,000	Goldman Sachs International	11/09/16	(2,973,438)
EUR	62,438,000	USD	70,335,158	Deutsche Bank AG	11/10/16	(1,772,329)
EUR	56,515,000	USD	63,765,027	Morgan Stanley & Co. International PLC	11/10/16	(1,706,212)
NOK	384,468,688	USD	45,265,000	Morgan Stanley & Co. International PLC	11/10/16	1,267,957
USD	116,657,531	AUD	160,133,000	Deutsche Bank AG	11/10/16	(5,128,457)
USD	115,565,736	NZD	173,236,000	JPMorgan Chase Bank N.A.	11/10/16	(8,273,881)
EUR	40,540,000	PLN	174,269,298	BNP Paribas S.A.	11/17/16	124,578
USD	42,767,600	AUD	55,980,000	Deutsche Bank AG	11/17/16	200,787
USD	129,512,888	GBP	105,397,000	Deutsche Bank AG	11/18/16	467,346
USD	526,000,060	JPY	52,610,000,000	Deutsche Bank AG	11/21/16	24,020,859
EUR	76,150,000	USD	86,478,986	Credit Suisse International	11/25/16	(2,808,440)
JPY	6,744,145,430	USD	65,270,556	UBS AG	12/01/16	(900,162)
USD	65,678,000	JPY	6,744,145,430	UBS AG	12/01/16	1,307,607
BRL	176,532,000	USD	49,547,279	Deutsche Bank AG	12/02/16	5,288,858
EUR	93,214,000	USD	104,116,309	HSBC Bank USA N.A.	12/02/16	(1,667,573)
USD	47,327,614	BRL	176,532,000	Deutsche Bank AG	12/02/16	(7,508,523)
USD	151,410,441	GBP	122,938,000	UBS AG	12/02/16	846,957
USD	64,609,000	JPY	6,685,416,275	UBS AG	12/02/16	797,071
USD	494,442,612	JPY	50,980,000,000	JPMorgan Chase Bank N.A.	12/05/16	7,762,907
USD	64,991,796	MXN	1,208,087,000	Goldman Sachs International	12/08/16	1,324,549
TWD	3,990,132,560	USD	122,205,524	Citibank N.A.	1/09/17	4,315,133
TWD	4,022,492,520	USD	123,427,202	Goldman Sachs International	1/09/17	4,119,537
TWD	3,972,276,449	USD	121,735,078	JPMorgan Chase Bank N.A.	1/09/17	4,219,391
USD	119,291,000	TWD	4,022,492,520	Goldman Sachs International	1/09/17	(8,255,739)
USD	119,144,000	TWD	3,972,276,449	JPMorgan Chase Bank N.A.	1/09/17	(6,810,468)
USD	119,144,000	TWD	3,990,132,560	Citibank N.A.	1/09/17	(7,376,657)
TWD	3,963,025,240	USD	121,647,285	Credit Suisse International	1/11/17	4,017,960
USD	118,130,000	TWD	3,963,025,240	Credit Suisse International	1/11/17	(7,535,245)
USD	65,636,000	JPY	6,774,029,016	BNP Paribas S.A.	1/12/17	843,411
USD	503,658,625	JPY	52,140,000,000	Goldman Sachs International	1/17/17	4,850,719
AED	23,201,000	USD	6,312,338	BNP Paribas S.A.	1/19/17	2,417
AED	23,231,000	USD	6,323,081	Goldman Sachs International	1/19/17	(161)
USD	46,134,000	AED	170,815,748	BNP Paribas S.A.	1/19/17	(357,946)
USD	46,138,000	AED	170,964,359	Goldman Sachs International	1/19/17	(394,394)
AED	22,874,000	USD	6,223,032	BNP Paribas S.A.	1/25/17	2,535
USD	45,689,000	AED	169,195,505	BNP Paribas S.A.	1/25/17	(360,576)
USD	249,810,822	JPY	26,080,000,000	UBS AG	1/30/17	185,629
EUR	40,755,000	JPY	5,069,616,337	HSBC Bank USA N.A.	2/13/17	(3,599,332)
JPY	5,283,763,485	EUR	40,755,000	HSBC Bank USA N.A.	2/13/17	5,650,299
USD	1,976,694	JPY	214,147,148	HSBC Bank USA N.A.	2/13/17	(74,273)
TWD	1,503,331,860	USD	46,920,470	Deutsche Bank AG	2/16/17	783,166
USD	44,983,000	TWD	1,503,331,860	Deutsche Bank AG	2/16/17	(2,720,636)
USD	256,483,893	JPY	25,900,000,000	BNP Paribas S.A.	3/10/17	8,150,362
Total						$5,163,005

See Notes to Consolidated Financial Statements.

20	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Consolidated Schedule of Investments (continued)

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Biogen, Inc.	Call	12/16/16	USD	310.00	51	$31,365

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.14%	Receive	3-Month USD LIBOR	11/15/16	USD	1,056,929	$108,293
5-Year Interest Rate Swap	Goldman Sachs International	Put	1.96%	Pay	3-Month USD LIBOR	4/11/17	USD	521,312	7,248,551
5-Year Interest Rate Swap	Goldman Sachs International	Put	1.99%	Pay	3-Month USD LIBOR	4/12/17	USD	521,800	6,884,295
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-Month JPY LIBOR	4/04/18	JPY	12,739,074	29,559
Total									$14,270,698

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
USD Currency	Call	Deutsche Bank AG	11/15/16	JPY	108.50	USD	263,105	—	$223,376
Chicago Board Options Exchange SPX Volatility Index	Call	Societe Generale	11/16/16	USD	22.00		—	520,394	416,315
SPDR Gold Trust ETF[1]	Call	Societe Generale	11/18/16	USD	121.00		—	1,303,799	3,103,042
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	12/02/16	USD	122.00		—	652,402	1,520,097
SPDR Gold Trust ETF[1]	Call	Societe Generale	12/02/16	USD	122.00		—	652,352	1,519,980
USD Currency	Call	UBS AG	12/05/16	JPY	105.50	USD	258,530	—	2,888,042
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	12/16/16	USD	100.00		—	717,575	15,840,468
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	12/16/16	USD	125.00		—	1,328,845	2,259,037
Topix Index	Call	Morgan Stanley & Co. International PLC	1/13/17	JPY	1,410.95		—	9,027,756	2,712,633
SPDR Gold Trust ETF[1]	Call	Societe Generale	1/20/17	USD	121.00		—	1,326,723	5,373,228
USD Currency	Call	Goldman Sachs International	2/01/17	JPY	103.00	USD	258,496	—	8,205,949
Topix Index	Call	Citibank N.A.	2/10/17	JPY	1,436.79		—	8,982,282	2,473,488
Topix Index	Call	UBS AG	3/10/17	JPY	1,432.05		—	8,558,909	3,143,019
Euro STOXX 50 Index	Call	Morgan Stanley & Co. International PLC	3/17/17	EUR	3,125.00		—	17,708	2,042,416
Euro STOXX 50 Index	Call	Morgan Stanley & Co. International PLC	3/17/17	EUR	3,025.00		—	8,862	1,537,122
Euro STOXX 50 Index	Call	Morgan Stanley & Co. International PLC	3/17/17	EUR	3,025.00		—	8,851	1,535,214
Euro STOXX 600 Index	Call	Credit Suisse International	3/17/17	EUR	355.61		—	361,239	2,376,102
Topix Index	Call	BNP Paribas S.A.	4/14/17	JPY	1,438.66		—	9,778,740	3,891,310
QUALCOMM, Inc.	Call	Deutsche Bank AG	5/19/17	USD	52.50		—	1,367,649	23,608,754
Euro STOXX 50 Index	Call	Citibank N.A.	6/16/17	EUR	3,150.00		—	33,114	3,882,125
Apple, Inc.	Call	UBS AG	9/15/17	USD	110.00		—	1,557,129	17,246,091
Aflac, Inc.	Call	Goldman Sachs International	1/19/18	USD	85.00		—	1,389,649	1,104,771
Allstate Corp.	Call	Goldman Sachs International	1/19/18	USD	80.00		—	884,909	893,758
BB&T Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00		—	1,932,192	5,072,004
Capital One Financial Corp.	Call	Goldman Sachs International	1/19/18	USD	80.00		—	1,977,913	10,334,595
Charles Schwab Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00		—	2,710,560	3,659,256
CIT Group, Inc.	Call	Goldman Sachs International	1/19/18	USD	42.00		—	1,188,648	2,430,785
Citigroup, Inc.	Call	Goldman Sachs International	1/19/18	USD	55.00		—	2,710,560	8,226,550
CME Group, Inc.	Call	Goldman Sachs International	1/19/18	USD	115.00		—	951,146	2,235,193
Comerica, Inc.	Call	Goldman Sachs International	1/19/18	USD	55.00		—	1,662,200	7,770,785
E*Trade Financial Corp.	Call	Goldman Sachs International	1/19/18	USD	35.00		—	2,461,731	4,246,486
Fifth Third Bancorp	Call	Goldman Sachs International	1/19/18	USD	25.00		—	2,710,560	1,897,392
Franklin Resources, Inc.	Call	Goldman Sachs International	1/19/18	USD	45.00		—	2,447,200	1,713,040
JPMorgan Chase & Co.	Call	Goldman Sachs International	1/19/18	USD	70.00		—	2,710,560	15,246,900
KeyCorp	Call	Goldman Sachs International	1/19/18	USD	15.00		—	2,710,560	3,157,802
Lincoln National Corp.	Call	Goldman Sachs International	1/19/18	USD	55.00		—	1,646,414	6,050,571
Manulife Financial Corp.	Call	Goldman Sachs International	1/19/18	CAD	22.00		—	2,710,560	1,000,319

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	21

Consolidated Schedule of Investments (continued)

OTC Options Purchased (concluded)
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)	Contracts	Value
MetLife, Inc.	Call	Goldman Sachs International	1/19/18	USD	52.50	—	2,710,560	$6,396,922
Morgan Stanley	Call	Goldman Sachs International	1/19/18	USD	35.00	—	2,710,560	8,538,264
Regions Financial Corp.	Call	Goldman Sachs International	1/19/18	USD	12.00	—	2,710,560	1,666,994
State Street Corp.	Call	Goldman Sachs International	1/19/18	USD	72.50	—	1,833,890	11,966,132
SunTrust Banks, Inc.	Call	Goldman Sachs International	1/19/18	USD	55.00	—	2,710,560	3,266,225
Synchrony Financial	Call	Goldman Sachs International	1/19/18	USD	35.00	—	2,710,560	3,184,908
TD Ameritrade Holding Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00	—	2,310,312	3,927,530
Travelers Cos., Inc.	Call	Goldman Sachs International	1/19/18	USD	135.00	—	838,297	649,680
Wells Fargo & Co.	Call	Goldman Sachs International	1/19/18	USD	55.00	—	2,710,560	2,466,610
Zions Bancorporation	Call	Goldman Sachs International	1/19/18	USD	35.00	—	2,222,375	5,078,127
Euro STOXX 50 Index	Call	Deutsche Bank AG	9/21/18	EUR	3,426.55	—	15,600	2,028,316
S&P 500 Index	Put	Credit Suisse International	11/18/16	USD	2,130.00	—	363,406	12,446,655
S&P 500 Index	Put	BNP Paribas S.A.	11/30/16	USD	2,125.00	—	181,615	6,501,817
S&P 500 Index	Put	Societe Generale	11/30/16	USD	2,140.00	—	181,615	7,842,566
Total								$256,798,761

[1] All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Altria Group, Inc.	Call	12/16/16	USD	67.50	5,237	$(455,619)
Tiffany & Co.	Call	2/17/17	USD	72.50	3,066	(1,464,015)
Tiffany & Co.	Call	2/17/17	USD	75.00	3,066	(1,073,100)
Total						$(2,992,734)

OTC Barrier Options Written
Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price		Contracts	Value
Euro STOXX 50 Index	Put	Down-and-In	Morgan Stanley & Co. International PLC	3/17/17	EUR	2,375.00	EUR	2,000.00	8,862	$(196,032)
Euro STOXX 50 Index	Put	Down-and-In	Morgan Stanley & Co. International PLC	3/17/17	EUR	2,375.00	EUR	2,000.00	8,851	(181,574)
Euro STOXX 50 Index	Put	Down-and-In	Citibank N.A.	6/16/17	EUR	2,350.00	EUR	1,823.00	33,114	(1,634,653)
Euro STOXX 50 Index	Put	Down-and-In	Deutsche Bank AG	9/21/18	EUR	2,586.07	EUR	2,165.83	15,600	(3,764,608)
Total										$(5,776,867)

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.44%	Receive	3-Month USD LIBOR	11/15/16	USD	1,056,929	$(804,693)
5-Year Interest Rate Swap	Goldman Sachs International	Put	2.16%	Receive	3-Month USD LIBOR	4/11/17	USD	521,312	(4,692,720)
5-Year Interest Rate Swap	Goldman Sachs International	Put	2.36%	Receive	3-Month USD LIBOR	4/11/17	USD	521,312	(2,847,511)
5-Year Interest Rate Swap	Goldman Sachs International	Put	2.19%	Receive	3-Month USD LIBOR	4/12/17	USD	521,800	(4,449,629)
5-Year Interest Rate Swap	Goldman Sachs International	Put	2.39%	Receive	3-Month USD LIBOR	4/12/17	USD	521,800	(2,702,903)
Total									$(15,497,456)

See Notes to Consolidated Financial Statements.

22	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Consolidated Schedule of Investments (continued)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
NZD Currency	Call	Morgan Stanley & Co. International PLC	11/08/16	USD	0.73	NZD	170,871	—	$(82,112)
AUD Currency	Call	Goldman Sachs International	11/09/16	USD	0.80	AUD	157,660	—	(120)
AUD Currency	Call	Deutsche Bank AG	11/10/16	USD	0.79	AUD	160,133	—	(4,994)
NZD Currency	Call	JPMorgan Chase Bank N.A.	11/10/16	USD	0.73	NZD	173,236	—	(295,580)
USD Currency	Call	Deutsche Bank AG	11/15/16	JPY	115.00	USD	263,105	—	—
Alexion Pharmaceuticals, Inc.	Call	Credit Suisse International	11/18/16	USD	125.00		—	(83,385)	(654,572)
USD Currency	Call	Goldman Sachs International	12/05/16	MXN	21.00	USD	129,265	—	(569,284)
USD Currency	Call	UBS AG	12/05/16	JPY	110.50	USD	258,530	—	(209,151)
Johnson & Johnson	Call	Barclays Bank PLC	1/20/17	USD	110.00		—	(1,305,562)	(9,106,295)
USD Currency	Call	Goldman Sachs International	2/01/17	JPY	111.00	USD	258,496	—	(1,019,766)
EURO Stoxx 50 Index	Call	Morgan Stanley & Co. International PLC	3/17/17	EUR	3,450.00		—	(17,708)	(293,055)
QUALCOMM, Inc.	Call	Deutsche Bank AG	5/19/17	USD	70.00		—	(1,367,649)	(5,720,260)
Apple, Inc.	Call	UBS AG	9/15/17	USD	130		—	(1,557,129)	(5,150,656)
NZD Currency	Put	Morgan Stanley & Co. International PLC	11/08/16	USD	0.62	NZD	170,871	—	—
AUD Currency	Put	Goldman Sachs International	11/09/16	USD	0.69	AUD	157,660	—	—
AUD Currency	Put	Deutsche Bank AG	11/10/16	USD	0.67	AUD	160,133	—	—
NZD Currency	Put	JPMorgan Chase Bank N.A.	11/10/16	USD	0.62	NZD	173,236	—	—
USD Currency	Put	Deutsche Bank AG	11/15/16	JPY	98.00	USD	263,105	—	(23,943)
S&P 500 Index	Put	Credit Suisse International	11/18/16	USD	1,955.00		—	(363,406)	(1,233,039)
S&P 500 Index	Put	BNP Paribas S.A.	11/30/16	USD	1,950.00		—	(181,615)	(998,883)
S&P 500 Index	Put	Societe Generale	11/30/16	USD	1,965.00		—	(181,615)	(1,208,515)
USD Currency	Put	Goldman Sachs International	12/05/16	MXN	18.00	USD	129,265	—	(587,381)
USD Currency	Put	UBS AG	12/05/16	JPY	98.25	USD	258,530	—	(213,287)
USD Currency	Put	Goldman Sachs International	2/01/17	JPY	95.50	USD	258,496	—	(626,335)
EURO Stoxx 50 Index	Put	Morgan Stanley & Co. International PLC	3/17/17	EUR	2,400.00		—	(17,708)	(423,725)
QUALCOMM, Inc.	Put	Deutsche Bank AG	5/19/17	USD	40.00		—	(1,367,649)	(468,611)
Apple, Inc.	Put	UBS AG	9/15/17	USD	100		—	(1,557,129)	(7,704,456)
Total									$(36,594,020)

Centrally Cleared Credit Default Swaps — Sell Protection
Issuer/Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Markit CDX North America High Yield Index, Series 27, Version[1]	5.00%	12/20/21	B+	$130,230	$(816,482)
Markit CDX North America Investment Grade Index, Series 27, Version[1]	1.00%	12/20/21	BBB+	$599,499	(979,393)
Markit iTraxx Europe, Series 26, Version[1]	1.00%	12/20/21	BBB+	$185,831	(176,781)
Markit iTraxx XO, Series 26, Version[1]	5.00%	12/20/21	B+	$319,853	65,120
Total					$(1,907,536)

[1] Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	23

Consolidated Schedule of Investments (continued)

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date		Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.54%[1]	6-Month GBP LIBOR	7/02/18	[3]	7/02/20	GBP	264,034	$2,005,198
0.56%[1]	6-Month GBP LIBOR	7/02/18	[3]	7/02/20	GBP	265,342	1,847,572
0.57%[1]	6-Month GBP LIBOR	7/02/18	[3]	7/02/20	GBP	265,342	1,815,352
0.58%[1]	6-Month GBP LIBOR	7/02/18	[3]	7/02/20	GBP	265,342	1,712,220
0.99%[2]	3-Month LIBOR	7/05/18	[3]	7/05/20	USD	345,115	(2,529,049)
1.02%[2]	3-Month LIBOR	7/05/18	[3]	7/05/20	USD	344,321	(2,331,582)
1.02%[2]	3-Month LIBOR	7/05/18	[3]	7/05/20	USD	344,321	(2,348,393)
1.06%[2]	3-Month LIBOR	7/05/18	[3]	7/05/20	USD	344,321	(2,059,244)
0.60%[1]	6-Month GBP LIBOR	7/16/18	[3]	7/16/20	GBP	264,241	1,616,821
0.61%[1]	6-Month GBP LIBOR	7/16/18	[3]	7/16/20	GBP	264,241	1,591,170
0.64%[1]	6-Month GBP LIBOR	7/16/18	[3]	7/16/20	GBP	264,241	1,401,884
1.18%[2]	3-Month LIBOR	7/19/18	[3]	7/19/20	USD	343,514	(1,261,669)
1.21%[2]	3-Month LIBOR	7/19/18	[3]	7/19/20	USD	343,514	(1,097,374)
1.22%[2]	3-Month LIBOR	7/19/18	[3]	7/19/20	USD	343,514	(1,020,257)
0.02%[1]	6-Month EURIBOR	N/A		4/09/21	EUR	69,500	(149,535)
1.57%[2]	3-Month LIBOR	10/11/19	[3]	10/11/22	USD	782,156	(2,360,824)
0.37%[1]	6-Month EURIBOR	N/A		8/15/26	EUR	198,150	2,657,633
Total							$(510,077)

[1] Fund pays a fixed rate and receives the floating rate.
[2] Fund pays a floating rate and receives the fixed rate.
[3] Forward Swap.

OTC Currency Swaps
		Notional Amount (000)						Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Fund Pays	Fund Receives	Notional Delivered	Notional Received		Counterparty	Expiration Date[1]	Value
0.10% JPY	1.23%	JPY 11,078,850	USD	91,910	Bank of America N.A.	3/15/17	$(13,759,761)	—	$(13,759,761)
0.10% JPY	1.84%	JPY 10,596,100	USD	94,118	Bank of America N.A.	3/15/18	(6,824,643)	—	(6,824,643)
0.10% JPY	1.96%	JPY 15,929,100	USD	140,468	Bank of America N.A.	3/15/18	(11,034,808)	—	(11,034,808)
0.10% JPY	2.01%	JPY 24,956,150	USD	241,239	Bank of America N.A.	10/15/18	3,895,644	—	3,895,644
Total							$(27,723,568)	—	$(27,723,568)

[1] At expiration date, the notional amount delivered will be exchanged for the notional amount received.

OTC Total Return Swaps
Reference Entity	Fixed Amount/ Floating Rate[1]	Counterparty	Effective Date	Expiration Date	Contract Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 2,726,515,000	BNP Paribas S.A.	N/A	3/31/17	JPY	979	$4,434,300	—	$4,434,300
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 2,778,300,000	BNP Paribas S.A.	N/A	3/31/17	JPY	980	3,971,584	—	3,971,584
Euro Stoxx 50 Index Dividend Future December 2017	EUR 24,702,982	BNP Paribas S.A.	N/A	12/15/17	EUR	2,143	(158,298)	—	(158,298)
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 2,587,893,300	BNP Paribas S.A.	N/A	4/02/18	JPY	783	(38,079)	—	(38,079)

See Notes to Consolidated Financial Statements.

24	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Consolidated Schedule of Investments (continued)

OTC Total Return Swaps (concluded)
Reference Entity	Fixed Amount/ Floating Rate[1]	Counterparty	Effective Date	Expiration Date	Contract Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 2,613,262,500	BNP Paribas S.A.	N/A	4/02/18	JPY	783	$(279,990)	—	$(279,990)
Euro Stoxx 50 Index Dividend Future December 2018	EUR 12,051,630	BNP Paribas S.A.	N/A	12/21/18	EUR	1,077	(35,468)	—	(35,468)
Euro Stoxx 50 Index Dividend Future December 2018	EUR 24,499,253	BNP Paribas S.A.	N/A	12/21/18	EUR	2,159	(444,383)	—	(444,383)
Euro Stoxx 50 Index Dividend Future December 2018	EUR 13,288,800	BNP Paribas S.A.	N/A	12/21/18	EUR	1,176	(180,734)	—	(180,734)
Euro Stoxx 50 Index Dividend Future December 2018	EUR 11,246,970	BNP Paribas S.A.	N/A	12/21/18	EUR	1,029	259,805	—	259,805
S&P 500 Index Annual Dividend Future December 2018	USD 12,206,425	BNP Paribas S.A.	N/A	12/21/18	USD	2,621	950,113	—	950,113
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY 1,376,320,000	BNP Paribas S.A.	N/A	3/29/19	JPY	391	(540,622)	—	(540,622)
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY 1,350,937,500	BNP Paribas S.A.	N/A	3/29/19	JPY	393	(234,219)	—	(234,219)
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY 2,680,496,000	BNP Paribas S.A.	N/A	3/29/19	JPY	784	(328,941)	—	(328,941)
Euro Stoxx 50 Index Dividend Future December 2019	EUR 7,065,150	BNP Paribas S.A.	N/A	12/20/19	EUR	703	339,556	—	339,556
Euro Stoxx 50 Index Dividend Future December 2019	EUR 14,952,690	BNP Paribas S.A.	N/A	12/20/19	EUR	1,479	616,958	—	616,958
Euro Stoxx 50 Index Dividend Future December 2019	EUR 13,729,500	BNP Paribas S.A.	N/A	12/20/19	EUR	1,350	474,228	—	474,228
Euro Stoxx 50 Index Dividend Future December 2019	EUR 10,557,560	BNP Paribas S.A.	N/A	12/20/19	EUR	1,028	248,267	—	248,267
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 1,825,270,000	BNP Paribas S.A.	N/A	3/31/20	JPY	523	(403,957)	—	(403,957)
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 2,223,600,000	BNP Paribas S.A.	N/A	3/31/20	JPY	654	56,127	—	56,127
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 1,370,432,000	BNP Paribas S.A.	N/A	3/31/20	JPY	392	(325,203)	—	(325,203)
S&P 500 Index Annual Dividend Future December 2020	USD 5,027,780	Goldman Sachs International	N/A	12/17/20	USD	1,048	465,050	—	465,050
Euro Stoxx 50 Index Dividend Future December 2020	EUR 7,492,140	BNP Paribas S.A.	N/A	12/18/20	EUR	778	298,917	—	298,917
Euro Stoxx 50 Index Dividend Future December 2020	EUR 4,010,240	BNP Paribas S.A.	N/A	12/18/20	EUR	416	155,266	—	155,266
Euro Stoxx 50 Index Dividend Future December 2020	EUR 3,492,060	BNP Paribas S.A.	N/A	12/18/20	EUR	363	143,454	—	143,454
Euro Stoxx 50 Index Dividend Future December 2020	EUR 4,025,500	BNP Paribas S.A.	N/A	12/18/20	EUR	415	127,559	—	127,559
Euro Stoxx 50 Index Dividend Future December 2020	EUR 12,076,500	BNP Paribas S.A.	N/A	12/18/20	EUR	1,245	382,676	—	382,676
Euro Stoxx 50 Index Dividend Future December 2020	EUR 2,995,200	BNP Paribas S.A.	N/A	12/18/20	EUR	312	130,149	—	130,149
S&P 500 Index Annual Dividend Future December 2021	USD 6,355,195	BNP Paribas S.A.	N/A	12/17/21	USD	1,309	687,225	—	687,225
Total							$10,771,340	—	$10,771,340

[1] Fund pays the fixed amount and receives the total return of the reference entity.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	25

Consolidated Schedule of Investments (continued)

Transactions in Options Written for the Year Ended October 31, 2016

	Calls
		Notional (000)
	Contracts	AUD	EUR	GBP	NZD	USD	Premiums Received
Outstanding options, beginning of year	70,464,646	—	—	—	—	$3,251,370	$64,676,718
Options written	57,219,047	317,793	—	—	344,107	9,239,546	139,803,630
Options exercised	(3,985,928)	—	—	—	—	—	(10,113,666)
Options expired	(84,915,741)	—	—	—	—	(3,646,523)	(53,232,917)
Options closed	(34,439,222)	—	—	—	—	(7,934,996)	(116,612,110)

Outstanding options, end of year	4,342,802	317,793	—	—	344,107	$909,397	$24,521,655

	Puts
		Notional (000)
	Contracts	AUD	EUR	GBP	NZD	USD	Premiums Received
Outstanding options, beginning of year	208,097,218	—	540,328	—	—	$1,619,400	$134,806,038
Options written	326,055,354	317,793	—	1,586,088	344,107	13,483,331	222,951,940
Options exercised	(30,705,463)	—	—	(262,162)	—	(131,734)	(19,408,464)
Options expired	(12,211,634)	—	—	(1,192,303)	—	(789,233)	(35,285,181)
Options closed	(487,499,926)	—	(540,328)	(131,623)	—	(10,129,214)	(235,643,920)

Outstanding options, end of year	3,735,549	317,793	—	—	344,107	$4,052,550	$67,420,413

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$31,625,636	—	—	—	$31,625,636
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$85,853,516	—	—	85,853,516
Options purchased	Investments at value — unaffiliated[2]	—	—	245,512,759	11,317,367	$14,270,698	—	271,100,824
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$65,120	—	—	14,647,850	—	14,712,970
Swaps — OTC	Unrealized appreciation on OTC derivatives	—	—	13,741,234	—	3,895,644	—	17,636,878

Total		—	$65,120	$290,879,629	$97,170,883	$32,814,192	—	$420,929,824

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$5,907,178	—	—	—	$5,907,178
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$80,690,511	—	—	80,690,511
Options written	Options written at value	—	—	41,731,668	3,631,953	$15,497,456	—	60,861,077
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$1,972,656	—	—	15,157,927	—	17,130,583
Swaps — OTC	Unrealized depreciation on OTC derivatives	—	—	2,969,894	—	31,619,212	—	34,589,106

Total		—	$1,972,656	$50,608,740	$84,322,464	$62,274,595	—	$199,178,455

[1]   Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]   Includes options purchased at value as reported in the Consolidated Schedule of Investments.

See Notes to Consolidated Financial Statements.

26	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Consolidated Schedule of Investments (continued)

For the year ended October 31, 2016, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(65,371,117)	—	—	—	$(65,371,117)
Forward foreign currency exchange contracts	—	—	—	$(391,406,021)	—	—	(391,406,021)
Options purchased[1]	—	—	(302,054,690)	(18,133,081)	$(71,202,525)	—	(391,390,296)
Options written	—	—	49,269,516	10,429,955	20,999,607	—	80,699,078
Swaps	—	$43,820,803	8,046,983	—	25,122,322	—	76,990,108

Total	—	$43,820,803	$(310,109,308)	$(399,109,147)	$(25,080,596)	—	$(690,478,248)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$88,842,786	—	—	—	$88,842,786
Forward foreign currency exchange contracts	—	—	—	$42,319,277	—	—	42,319,277
Options purchased[2]	—	—	66,389,936	4,502,848	$22,547,395	—	93,440,179
Options written	—	—	899,079	15,572,365	(11,861,533)	—	4,609,911
Swaps	—	$(10,072,650)	(7,269,569)	—	(31,648,194)	—	(48,990,413)

Total	—	$(10,072,650)	$148,862,232	$62,394,490	$(20,962,332)	—	$180,221,740

[1] Options purchased are included in net realized gain (loss) from investments.
[2] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$171,509,842
Average notional value of contracts — short	$1,138,632,690
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$5,273,555,936
Average amounts sold — in USD	$2,309,055,033
Options:
Average value of option contracts purchased	$196,851,977
Average value of option contracts written	$120,533,246
Average notional value of swaption contracts purchased	$2,182,470,364
Average notional value of swaption contracts written	$2,991,827,484
Credit default swaps:
Average notional value — buy protection	$112,708,526
Average notional value — sell protection	$1,155,559,089
Interest rate swaps:
Average notional value — pays fixed rate	$2,414,549,777
Average notional amount — receives fixed rate	$1,776,631,400
Cross currency swaps:
Average notional value — pays	$352,505,955
Total return swaps:
Average notional amounts	$329,178,570

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	27

Consolidated Schedule of Investments (continued)

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

Derivative Financial Instruments:	Assets		Liabilities
Futures contracts	$2,002,661		—
Forward foreign currency exchange contracts	85,853,516		$80,690,511
Swaps — OTC[1]	17,636,878		34,589,106
Swaps — centrally cleared	—		223,131
Options	271,100,824	[2]	60,861,077

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$376,593,879		$176,363,825

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,034,026)		(3,215,865)

Total derivative assets and liabilities subject to an MNA	$374,559,853		$173,147,960

[1] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

[2]    Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3,6]
Bank of America N.A.	$3,895,644	$(3,895,644)	—	—	—
BNP Paribas S.A.	32,792,614	(4,687,299)	—	$(14,420,000)	$13,685,315
Citibank N.A.	10,670,746	(9,011,310)	—	(1,659,436)	—
Credit Suisse International	18,840,717	(12,231,296)	—	(6,609,421)	—
Deutsche Bank AG	62,062,795	(31,854,159)	—	(14,740,000)	15,468,636
Goldman Sachs International	155,280,249	(29,119,381)	—	(126,160,868)	—
HSBC Bank USA N.A.	5,650,299	(5,341,178)	—	(309,121)	—
JPMorgan Chase Bank N.A.	31,601,900	(15,379,929)	—	(16,221,971)	—
Morgan Stanley & Co. International PLC	9,095,342	(9,095,342)	—	—	—
Societe Generale	18,255,131	(1,208,515)	—	(13,790,000)	3,256,616
UBS AG	26,414,416	(14,177,712)	$(5,020,232)	—	7,216,472

Total	$374,559,853	$(136,001,765)	$(5,020,232)	$(193,910,817)	$39,627,039

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[4]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[5],6
Bank of America N.A.	$31,619,212	$(3,895,644)	$(27,723,568)	—	—
Barclays Bank PLC	9,106,295	—	(9,106,295)	—	—
BNP Paribas S.A.	4,687,299	(4,687,299)	—	—	—
Citibank N.A.	9,011,310	(9,011,310)	—	—	—
Credit Suisse International	12,231,296	(12,231,296)	—	—	—
Deutsche Bank AG	31,854,159	(31,854,159)	—	—	—
Goldman Sachs International	29,119,381	(29,119,381)	—	—	—
HSBC Bank USA N.A.	5,341,178	(5,341,178)	—	—	—
JPMorgan Chase Bank N.A.	15,379,929	(15,379,929)	—	—	—
Morgan Stanley & Co. International PLC	9,411,674	(9,095,342)	—	—	$316,332
Societe Generale	1,208,515	(1,208,515)	—	—	—
UBS AG	14,177,712	(14,177,712)	—	—	—

Total	$173,147,960	$(136,001,765)	$(36,829,863)	—	$316,332

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
[3] Net amount represents the net amount receivable from the counterparty in the event of default.
[4] Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[5] Net amount represents the net amount payable due to the counterparty in the event of default.
[6] Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.

See Notes to Consolidated Financial Statements.

28	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Consolidated Schedule of Investments (continued)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	—	$85,659,613	—	$85,659,613
Austria	—	19,666,746	—	19,666,746
Belgium	$78,427,018	44,165,949	—	122,592,967
Canada	350,629,575	—	—	350,629,575
China	147,396,503	29,652,855	—	177,049,358
Czech Republic	—	7,385,213	—	7,385,213
Finland	—	98,875,692	—	98,875,692
France	4,846,994	1,239,197,115	—	1,244,044,109
Germany	142,003,218	338,382,679	—	480,385,897
Hong Kong	24,091,437	263,772,350	—	287,863,787
India	—	249,397,725	—	249,397,725
Indonesia	35,258,751	—	—	35,258,751
Ireland	20,376,475	51,323,788	—	71,700,263
Israel	53,611,731	—	—	53,611,731
Italy	—	275,753,550	—	275,753,550
Japan	31,878,240	4,320,096,997	—	4,351,975,237
Mexico	53,367,048	—	—	53,367,048
Netherlands	24,175,317	471,458,951	—	495,634,268
Poland	—	8,746,650	—	8,746,650
Portugal	—	26,796,328	—	26,796,328
Singapore	—	249,575,628	—	249,575,628
South Korea	—	134,428,558	—	134,428,558
Spain	—	165,626,557	—	165,626,557
Sweden	—	221,754,434	—	221,754,434
Switzerland	—	397,667,308	—	397,667,308
Taiwan	—	109,528,041	—	109,528,041
Thailand	17,185,504	21,517,863	—	38,703,367
United Arab Emirates	58,871,508	—	—	58,871,508
United Kingdom	414,966,055	894,799,008	$2,354,459	1,312,119,522
United States	12,092,688,752	—	1,036,747	12,093,725,499
Corporate Bonds	—	2,074,303,000	141,246,994	2,215,549,994
Floating Rate Loan Interests	—	327,915,459	111,256,662	439,172,121
Foreign Agency Obligations	—	5,184,961,402	—	5,184,961,402
Non-Agency Mortgage-Backed Securities	—	34,419,618	—	34,419,618
U.S. Government Sponsored Agency Securities	—	698,837,902	—	698,837,902
U.S. Treasury Obligations	—	4,519,436,547	—	4,519,436,547
Investment Companies	1,509,737,774	—	—	1,509,737,774
Preferred Securities	659,396,875	710,083,619	604,588,415	1,974,068,909
Rights	109,224	—	—	109,224
Warrants	—	4,874,982	—	4,874,982
Short-Term Securities:
Foreign Agency Obligations	—	1,981,479,833	—	1,981,479,833
Time Deposits	—	56,233,023	—	56,233,023
Money Market Funds	9,025,760	334,394,067	—	343,419,827
U.S. Treasury Obligations	—	1,467,534,286	—	1,467,534,286
Options Purchased:
Equity contracts	31,365	245,481,394	—	245,512,759
Foreign currency exchange contracts	—	11,317,367	—	11,317,367
Interest rate contracts	—	14,270,698	—	14,270,698
Liabilities:
Investments:
Investments Sold Short	(232,577,653)	(31,029,093)	—	(263,606,746)
TBA Sale Commitments	—	(430,477,588)	—	(430,477,588)

Total	$15,495,497,471	$26,929,266,114	$860,483,277	$43,285,246,862

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	29

Consolidated Schedule of Investments (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$65,120	—	$65,120
Equity contracts	$31,625,636	13,741,234	—	45,366,870
Foreign currency exchange contracts	—	85,853,516	—	85,853,516
Interest rate contracts	—	18,543,494	—	18,543,494
Liabilities:
Credit contracts	—	(1,972,656)	—	(1,972,656)
Equity contracts	(6,964,903)	(43,643,837)	—	(50,608,740)
Foreign currency exchange contracts	—	(84,322,464)	—	(84,322,464)
Interest rate contracts	—	(62,274,595)	—	(62,274,595)

Total	$24,660,733	$(74,010,188)		$(49,349,455)

[1]    Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$8,353,034	—	—	$8,353,034
Cash held for investments sold short	271,001,371	—	—	271,001,371
Cash pledged for centrally cleared swaps	64,797,940	—	—	64,797,940
Liabilities:
Cash received as collateral for OTC derivatives	—	$(214,102,771)	—	(214,102,771)
Collateral on securities loaned at value	—	(334,394,067)	—	(334,394,067)

Total	$344,152,345	$(548,496,838)	—	$(204,344,493)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Securities	Options Purchased	Total
Assets:
Opening balance, as of October 31, 2015	$39,429,932	$320,580,970	$142,254,921	$43,912,540	$619,340,600	$20,507,616	$1,186,026,579
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3[1]	—	(9,789,138)	—	(43,912,540)	—	—	(53,701,678)
Accrued discounts/premiums	—	—	25,637	—	—	—	25,637
Net realized gain (loss)	—	(68,909)	446,534	—	—	4,759,297	5,136,922
Net change in unrealized appreciation (depreciation)[2,3]	(36,038,726)	(188,209,635)	5,642,096	—	(14,752,185)	(8,590,790)	(241,949,240)
Purchases	—	73,790,251	—	—	—	—	73,790,251
Sales	—	(55,056,545)	(37,112,526)	—	—	(16,676,123)	(108,845,194)

Closing Balance, as of October 31, 2016	$3,391,206	$141,246,994	$111,256,662	—	$604,588,415	—	$860,483,277

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2016[2]	$(36,038,726)	$(242,239,350)	$5,624,822	—	$(14,752,185)	—	$(287,405,439)

[1]    As of October 31, 2015, the Fund used significant unobservable inputs in determining the value of certain investments. As of October 31, 2016, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2] Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[3]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Consolidated Financial Statements.

30	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Consolidated Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Equity Contracts
Liabilities
Opening Balance, as of October 31, 2015	$(266,389)
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	11,247,241
Net change in unrealized appreciation (depreciation)[1,2]	(10,991,225)
Purchases	10,373
Sales	—

Closing Balance, as of October 31, 2016	—

Net change in unrealized appreciation (depreciation) on derivatives financial investments still held at October 31, 2016	—

[1] Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[2]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation methodologies used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $111,925,597. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Methodologies	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$3,391,206	Market Approach	Discount Rate[1] Revenue Growth Rate[2] Revenue Multiple[2] Scenario Probability[2] Time to Exit[1] Volatility[2]	13.00% - 20.00% 85.00% 6.75x - 10.50x 50.0% 1 - 2 years 48.40%	15.14% — — — — —
Corporate Bonds	140,578,059	Income Approach Market Approach	Discount Rate[1] Recovery Rate[2] Discount Rate[1]	15.00% — 13.00%	— — —
Preferred Stocks	604,588,415	Market Approach	Discount Rate[1] Revenue Growth Rate[2] Revenue Multiple[2] Scenario Probability[2] Time to Exit[1] Volatility[2]	20.00% 40.70% - 150.00% 4.75x - 15.63x 10.00% - 85.00% 1 - 2 years 48.40% - 52.00%	— 100.09% 12.57x 48.40% — 50.15%
Total	$748,557,680

[1] Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.
[2] Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	31

Consolidated Statement of Assets and Liabilities

October 31, 2016

Assets
Investments at value — unaffiliated (including securities loaned at value of $314,390,675) (cost — $40,225,832,743)	$43,184,509,751
Investments at value — affiliated (cost — $953,062,850)	794,821,445
Cash held for investments sold short	271,001,371
Cash pledged as collateral for centrally cleared swaps	64,797,940
Foreign currency at value (cost — $8,286,684)	8,353,034
Receivables:
Investments sold — unaffiliated	125,651,668
Securities lending income — affiliated	330,077
TBA sale commitments	431,182,357
Capital shares sold	28,533,796
Dividends — affiliated	56,970
Dividends — unaffiliated	49,740,892
Interest — unaffiliated	96,834,158
Variation margin on futures contracts	2,002,661
Unrealized appreciation on:
Forward foreign currency exchange contracts	85,853,516
OTC swaps	17,636,876
Deferred offering costs	40,384
Prepaid expenses	470,022

Total assets	45,161,816,918

Liabilities
Investments sold short at value (proceeds — $265,316,648)	263,606,746
Cash received as collateral for OTC derivatives	214,102,771
Cash collateral on securities loaned at value	334,394,067
Options written at value (premiums received — $91,942,068)	60,861,077
TBA sale commitments at value (proceeds — $431,182,357)	430,477,588
Payables:
Investments purchased — unaffiliated	1,177,324,061
Capital shares redeemed	106,432,735
Deferred foreign capital gain tax	1,815,402
Dividends on short sales	494,786
Investment advisory fees	24,595,629
Offering costs	28,188
Officer’s and Directors’ fees	141,433
Options written	5,536,433
Other accrued expenses	19,133,525
Other affiliates	411,922
Service and distribution fees	12,956,534
Variation margin on centrally cleared swaps	223,131
Unrealized depreciation on:
Forward foreign currency exchange contracts	80,690,511
OTC swaps	34,589,104

Total liabilities	2,767,815,643

Net Assets	$42,394,001,275

Net Assets Consist of
Paid-in capital	$39,745,198,764
Undistributed net investment income	17,035,515
Accumulated net realized loss	(210,171,453)
Net unrealized appreciation (depreciation)	2,841,938,449

Net Assets	$42,394,001,275

Net Asset Value
Institutional — Based on net assets of $16,122,792,671 and 874,779,066 shares outstanding, 2 billion shares authorized, $0.10 par value	$18.43

Investor A — Based on net assets of $13,447,602,661 and 735,282,344 shares outstanding, 2 billion shares authorized, $0.10 par value	$18.29

Investor B — Based on net assets of $57,641,873 and 3,254,745 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$17.71

Investor C — Based on net assets of $11,029,706,419 and 665,755,135 shares outstanding, 2 billion shares authorized, $0.10 par value	$16.57

Class K — Based on net assets of $604,610,605 and 32,788,758 shares outstanding, 2 billion shares authorized, $0.10 par value	$18.44

Class R — Based on net assets of $1,131,647,046 and 64,811,954 shares outstanding, 2 billion shares authorized, $0.10 par value	$17.46

See Notes to Consolidated Financial Statements.

32	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Consolidated Statement of Operations

Year Ended October 31, 2016

Investment Income
Dividends — unaffiliated	$627,396,892
Dividends — affiliated	1,078,816
Interest — unaffiliated	409,944,991
Securities lending — affiliated — net	9,317,042
Foreign taxes withheld	(32,840,912)

Total investment income	1,014,896,829

Expenses
Investment advisory	348,513,347
Service and distribution — class specific	167,193,516
Transfer agent — class specific	48,145,588
Accounting services	5,433,364
Custodian	4,152,034
Professional	1,685,583
Miscellaneous	894,580
Printing	886,018
Officer and Directors	716,335
Registration	574,963
Offering	26,616

Total expenses excluding dividends expense and stock loan fees	578,221,944
Dividends expense — unaffiliated	3,468,773
Stock loan fees	398,163

Total expenses	582,088,880
Less:
Fees waived by the Manager	(36,114,920)
Fees paid indirectly	(13,848)

Total expenses after fees waived and paid indirectly	545,960,112

Net investment income	468,936,717

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated (net of $1,608,075 foreign capital gain tax)	478,476,775
Investments — affiliated	1,563,559
Futures contracts	(65,371,117)
Foreign currency transactions	(382,081,421)
Options written	80,699,078
Short sales — unaffiliated	19,914,113
Swaps	76,990,108

210,191,095

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated (net of $(1,779,095) foreign capital gain tax)	(330,732,287)
Investments — affiliated	(87,795,041)
Futures contracts	88,842,786
Foreign currency translations	44,352,152
Options written	4,609,911
Short sales — unaffiliated	9,955,233
Swaps	(48,990,413)

(319,757,659)

Net realized and unrealized loss	(109,566,564)

Net Increase in Net Assets Resulting from Operations	$359,370,153

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	33

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$468,936,717	$486,092,595
Net realized gain	210,191,095	3,816,153,250
Net change in unrealized appreciation (depreciation)	(319,757,659)	(4,327,148,661)

Net increase (decrease) in net assets resulting from operations	359,370,153	(24,902,816)

Distributions to Shareholders[1]
From net investment income:
Institutional	(150,833,470)	(446,831,157)
Investor A	(101,040,317)	(319,418,730)
Investor B	(361,563)	(3,234,467)
Investor C	(45,087,935)	(198,975,386)
Class R	(6,158,451)	(19,546,643)
From net realized gain:
Institutional	(1,469,287,713)	(1,447,355,150)
Investor A	(1,194,273,866)	(1,191,743,896)
Investor B	(13,742,608)	(21,915,871)
Investor C	(1,133,669,746)	(1,159,361,959)
Class R	(94,513,578)	(88,285,445)

Decrease in net assets resulting from distributions to shareholders	(4,208,969,247)	(4,896,668,704)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(5,446,508,108)	(838,291,796)

Net Assets
Total decrease in net assets	(9,296,107,202)	(5,759,863,316)
Beginning of year	51,690,108,477	57,449,971,793

End of year	$42,394,001,275	$51,690,108,477

Undistributed (distributions in excess of) net investment income, end of year	$17,035,515	$(56,817,703)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

34	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Financial Highlights

	Institutional
	Year Ended October 31,
	2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$19.88		$21.77	$21.95	$19.54	$19.16

Net investment income[1]	0.25		0.26	0.35	0.28	0.31
Net realized and unrealized gain (loss)	(0.05)		(0.22)	0.77	2.43	0.64

Net increase from investment operations	0.20		0.04	1.12	2.71	0.95

Distributions:[2]
From net investment income	(0.15)		(0.45)	(0.33)	(0.30)	(0.38)
From net realized gain	(1.50)		(1.48)	(0.97)	—	(0.19)

Total distributions	(1.65)		(1.93)	(1.30)	(0.30)	(0.57)

Net asset value, end of year	$18.43		$19.88 [3]	$21.77	$21.95	$19.54

Total Return[4]
Based on net asset value	1.34%		0.31% [3]	5.35%	13.97%	5.20%

Ratios to Average Net Assets
Total expenses	0.88%	[5]	0.87%	0.87%	0.87%	0.87%

Total expenses after fees waived and/or fees paid indirectly	0.80%	[5]	0.78%	0.78%	0.78%	0.79%

Total expenses after fees waived and/or fees paid indirectly and excluding dividend expense, interest expense and stock loan fees	0.79%	[5]	0.78%	0.78%	0.78%	0.79%

Net investment income	1.39%	[5]	1.28%	1.60%	1.35%	1.61%

Supplemental Data
Net assets, end of year (000)	$16,122,793		$20,210,226	$22,075,330	$20,968,279	$18,657,773

Portfolio turnover rate[6]	131%		84%	75%	50%	39%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

For financial reporting purposes, the market value of certain investments was adjusted as of the report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ended October 31, 2016.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,
	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	—	82%	—	—	—

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	35

Financial Highlights (continued)

	Investor A
	Year Ended October 31,
	2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$19.76		$21.65	$21.83	$19.44	$19.06

Net investment income[1]	0.20		0.21	0.29	0.22	0.25
Net realized and unrealized gain (loss)	(0.04)		(0.23)	0.77	2.41	0.65

Net increase (decrease) from investment operations	0.16		(0.02)	1.06	2.63	0.90

Distributions:[2]
From net investment income	(0.13)		(0.39)	(0.27)	(0.24)	(0.33)
From net realized gain	(1.50)		(1.48)	(0.97)	—	(0.19)

Total distributions	(1.63)		(1.87)	(1.24)	(0.24)	(0.52)

Net asset value, end of year	$18.29		$19.76 [3]	$21.65	$21.83	$19.44

Total Return[4]
Based on net asset value	1.08%		0.02% [3]	5.10%	13.63%	4.92%

Ratios to Average Net Assets
Total expenses	1.15%	[5]	1.14%	1.13%	1.13%	1.15%

Total expenses after fees waived and/or fees paid indirectly	1.08%	[5]	1.05%	1.04%	1.05%	1.07%

Total expenses after fees waived and/or fees paid indirectly and excluding dividend expense, interest expense and stock loan fees	1.07%	[5]	1.05%	1.04%	1.05%	1.07%

Net investment income	1.10%	[5]	1.01%	1.33%	1.08%	1.33%

Supplemental Data
Net assets, end of year (000)	$13,447,603		$16,016,234	$17,792,885	$18,858,846	$17,292,587

Portfolio turnover rate[6]	131%		84%	75%	50%	39%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

For financial reporting purposes, the market value of certain investments was adjusted as of the report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ended October 31, 2016.

[6]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,
	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	—	82%	—	—	—

See Notes to Consolidated Financial Statements.

36	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Financial Highlights (continued)

	Investor B
	Year Ended October 31,
	2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$19.25		$21.13	$21.31	$18.96	$18.57

Net investment income[1]	0.06		0.04	0.11	0.06	0.09
Net realized and unrealized gain (loss)	(0.06)		(0.22)	0.76	2.35	0.65

Net increase (decrease) from investment operations	—		(0.18)	0.87	2.41	0.74

Distributions:[2]
From net investment income	(0.04)		(0.22)	(0.08)	(0.06)	(0.16)
From net realized gain	(1.50)		(1.48)	(0.97)	—	(0.19)

Total distributions	(1.54)		(1.70)	(1.05)	(0.06)	(0.35)

Net asset value, end of year	$17.71		$19.25 [3]	$21.13	$21.31	$18.96

Total Return[4]
Based on net asset value	0.21%		(0.82)% [3]	4.27%	12.75%	4.10%

Ratios to Average Net Assets
Total expenses	1.98%	[5]	1.92%	1.93%	1.95%	1.95%

Total expenses after fees waived and/or fees paid indirectly	1.90%	[5]	1.84%	1.84%	1.86%	1.86%

Total expenses after fees waived and/or fees paid indirectly and excluding dividend expense, interest expense and stock loan fees	1.89%	[5]	1.84%	1.84%	1.86%	1.86%

Net investment income	0.31%	[5]	0.22%	0.54%	0.28%	0.51%

Supplemental Data
Net assets, end of year (000)	$57,642		$191,881	$335,683	$500,197	$660,370

Portfolio turnover rate[6]	131%		84%	75%	50%	39%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

For financial reporting purposes, the market value of certain investments was adjusted as of the report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ended October 31, 2016.

[6]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,
	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	—	82%	—	—	—

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	37

Financial Highlights (continued)

	Investor C
	Year Ended October 31,
	2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$18.11		$20.00	$20.27	$18.06	$17.75

Net investment income[1]	0.06		0.05	0.12	0.06	0.10
Net realized and unrealized gain (loss)	(0.04)		(0.21)	0.71	2.26	0.59

Net increase (decrease) from investment operations	0.02		(0.16)	0.83	2.32	0.69

Distributions:[2]
From net investment income	(0.06)		(0.25)	(0.13)	(0.11)	(0.19)
From net realized gain	(1.50)		(1.48)	(0.97)	—	(0.19)

Total distributions	(1.56)		(1.73)	(1.10)	(0.11)	(0.38)

Net asset value, end of year	$16.57		$18.11 [3]	$20.00	$20.27	$18.06

Total Return[4]
Based on net asset value	0.36%		(0.73)% [3]	4.29%	12.86%	4.08%

Ratios to Average Net Assets
Total expenses	1.89%	[5]	1.88%	1.87%	1.88%	1.90%

Total expenses after fees waived and/or fees paid indirectly	1.82%	[5]	1.79%	1.79%	1.80%	1.82%

Total expenses after fees waived and/or fees paid indirectly and excluding dividend expense, interest expense and stock loan fees	1.82%	[5]	1.79%	1.79%	1.80%	1.82%

Net investment income	0.37%	[5]	0.27%	0.59%	0.33%	0.58%

Supplemental Data
Net assets, end of year (000)	$11,029,706		$14,085,089	$15,976,240	$16,170,658	$15,179,009

Portfolio turnover rate[6]	131%		84%	75%	50%	39%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

For financial reporting purposes, the market value of certain investments was adjusted as of the report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ended October 31, 2016.

[6]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,
	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	—	82%	—	—	—

See Notes to Consolidated Financial Statements.

38	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Financial Highlights (continued)

	Class K
	Period June 8, 2016[1] to October 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$18.23

Net investment income[2]	0.08
Net realized and unrealized gain	0.13

Net increase from investment operations	0.21

Net asset value, end of period	$18.44

Total Return[3]
Based on net asset value	1.15%	[4]

Ratios to Average Net Assets
Total expenses	0.79%	[5,6]

Total expenses after fees waived and/or fees paid indirectly	0.71%	[5,6]

Total expenses after fees waived and/or fees paid indirectly and excluding dividend expense, interest expense and stock loan fees	0.71%	[5,6]

Net investment income	1.06%	[5,6]

Supplemental Data
Net assets, end of period (000)	$604,611

Portfolio turnover rate	131%	[7]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ended October 31, 2016.

[6]	Annualized.

[7]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	39

Financial Highlights (concluded)

	Class R
	Year Ended October 31,
	2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$18.96		$20.86	$21.08	$18.78	$18.44

Net investment income[1]	0.14		0.13	0.21	0.15	0.18
Net realized and unrealized gain (loss)	(0.04)		(0.22)	0.74	2.33	0.62

Net increase (decrease) from investment operations	0.10		(0.09)	0.95	2.48	0.80

Distributions:[2]
From net investment income	(0.10)		(0.33)	(0.20)	(0.18)	(0.27)
From net realized gain	(1.50)		(1.48)	(0.97)	—	(0.19)

Total distributions	(1.60)		(1.81)	(1.17)	(0.18)	(0.46)

Net asset value, end of year	$17.46		$18.96 [3]	$20.86	$21.08	$18.78

Total Return[4]
Based on net asset value	0.79%		(0.37)% [3]	4.73%	13.26%	4.52%

Ratios to Average Net Assets
Total expenses	1.47%	[5]	1.48%	1.47%	1.48%	1.51%

Total expenses after fees waived and/or fees paid indirectly	1.39%	[5]	1.40%	1.38%	1.39%	1.43%

Total expenses after fees waived and/or fees paid indirectly and excluding dividend expense, interest expense and stock loan fees	1.39%	[5]	1.40%	1.38%	1.39%	1.43%

Net investment income	0.79%	[5]	0.67%	0.99%	0.74%	0.97%

Supplemental Data
Net assets, end of year (000)	$1,131,647		$1,186,678	$1,269,833	$1,296,522	$1,171,179

Portfolio turnover rate[6]	131%		84%	75%	50%	39%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

For financial reporting purposes, the market value of certain investments was adjusted as of the report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ended October 31, 2016.

[6]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,
	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	—	82%	—	—	—

See Notes to Consolidated Financial Statements.

40	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Notes to Consolidated Financial Statements

1. Organization:

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland Corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through exchanges and distribution reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K Shares and Class R Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor B Shares	No	Yes		To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes		None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements include the account of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps, short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash and/or liquid assets having a market value at least equal to the

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	41

Notes to Consolidated Financial Statements (continued)

amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions from net investment income are declared annually and paid annually. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark

42	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Notes to Consolidated Financial Statements (continued)

yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	43

Notes to Consolidated Financial Statements (continued)

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation methodologies that are used by third party pricing services include the market approach, income approach and the cost approach, using one or a combination of but not limited to the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach..

(i)    recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)    recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)    future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)    quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)    audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)    changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)    known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 Investments include equity or debt issued by privately-held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

44	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Notes to Consolidated Financial Statements (continued)

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	45

Notes to Consolidated Financial Statements (continued)

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle the Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the

46	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Notes to Consolidated Financial Statements (continued)

risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund is not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Short Sale Transactions: In short sale transactions the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, the Fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. The Fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. The Fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as stock loan fees in the Consolidated Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. Gains are limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	47

Notes to Consolidated Financial Statements (continued)

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc	$1,121,717	$(1,121,717)	—
BNP Paribas S.A.	2,471,702	(2,471,702)	—
Citigroup Global Markets, Inc.	15,010,968	(15,010,968)	—
Credit Suisse Securities (USA) LLC	38,901,362	(38,901,362)	—
Deutsche Bank Securities, Inc.	12,259,878	(12,259,878)	—
Goldman Sachs & Co.	123,493,282	(123,493,282)	—
JP Morgan Securities LLC.	8,192,677	(8,192,677)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	14,071,750	(14,071,750)	—
Morgan Stanley & Co. LLC	17,563,339	(17,563,339)	—
State Street Bank & Trust Co.	74,187,770	(74,187,770)	—
UBS Securities LLC	7,116,230	(7,116,230)	—

Total	$314,390,675	$(314,390,675)	—

[1]

Cash collateral with a value of $334,394,067 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the

48	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Notes to Consolidated Financial Statements (continued)

settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign Currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	49

Notes to Consolidated Financial Statements (continued)

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options and up-and-out options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

As of October 31, 2016, the value of portfolio securities subject to covered call options written was $23,624,517.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

50	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Notes to Consolidated Financial Statements (continued)

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — The Fund enters into currency swaps to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	51

Notes to Consolidated Financial Statements (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Subsidiary.

Service and Distribution Fees: The Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.75%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended October 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor B	Investor C	Class R	Total
$36,419,508	$1,190,733	$123,778,401	$5,804,874	$167,193,516

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended October 31, 2016, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Total
$350,390	$21,277	$555	$372,222

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions transactions based upon instructions from shareholders. For the year ended October 31, 2016, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor B	Investor C	Class R	Total
$46,982	$272,369	$5,441	$191,104	$7,672	$523,568

For the year ended October 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor B	Investor C	Class R	Class K	Total
$16,240,457	$16,816,299	$224,518	$12,793,234	$2,070,936	$144	$48,145,588

Other Fees: For the year ended October 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $855,787.

52	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Notes to Consolidated Financial Statements (continued)

For the year ended October 31, 2016, affiliates received CDSCs as follows:

Investor A	Investor B	Investor C	Total
$293,021	$5,057	$810,006	$1,108,084

Waivers and Reimbursements:

The Manager voluntarily agreed to waive a portion of its fees payable by the Fund, which is included in fees waived by the Manager in the Consolidated Statement of Operations. Such fee was reduced for average daily net assets as follows:

First $10 Billion	0.75%
$10 Billion — $15 Billion	0.69%
$15 Billion — $20 Billion	0.68%
$20 Billion — $25 Billion	0.67%
$25 Billion — $30 Billion	0.65%
$30 Billion — $40 Billion	0.63%
$40 Billion — $60 Billion	0.62%
$60 Billion — $80 Billion	0.61%
Greater than $80 Billion	0.60%

For the year ended October 31, 2016, the Manager waived $35,908,477, which is included in fees waived by the Manager in the Consolidated Statement of Operations. This voluntary waiver may be reduced or discontinued at any time without notice.

Effective September 1, 2016, the Manager has voluntarily agreed to waive the investment advisory fee with respect to any portion of such Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee. This voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended October 31, 2016, the amount waived was $199,289.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended October 31, 2016, the amount waived was $7,154.

For the year ended October 31, 2016, the Fund reimbursed the Manager $536,403 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the year ended October 31, 2016, the Fund paid BIM $1,968,862 for securities lending agent services.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	53

Notes to Consolidated Financial Statements (continued)

Officers and Directors: Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended October 31, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$60,338,080	$39,082,070	$4,560,383

7. Purchases and Sales:

For the year ended October 31, 2016, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$23,765,096,410	$36,289,309,354
U.S. Government Securities	$29,853,187,496	$18,565,751,616

8. Income Tax Information:

It is the Funds policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, amortization methods on fixed income securities, income recognized from wholly owned subsidiary, the accounting for swap agreements, the classification of investment, income recognized from pass-through entities and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Paid-in capital	$(16,776,057)
Undistributed net investment income	$(91,601,763)
Accumulated net realized gain	$108,377,820

The tax character of distributions paid was as follows:

	10/31/16	10/31/15
Ordinary income	$595,281,203	$1,550,317,254
Long-term capital gains	3,613,688,044	3,346,351,450

Total	$4,208,969,247	$4,896,668,704

As of October 31, 2016, the tax components of accumulated net earnings were as follows:

Undistributed net investment income	$265,989,806
Undistributed long-term capital gains	343,625,762
Net unrealized gains[1]	2,039,186,943

Total	$2,648,802,511

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the accounting for swap agreements the classification of investments, the timing and recognition of partnership income and the investment in a wholly owned subsidiary.

54	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Notes to Consolidated Financial Statements (continued)

As of October 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$41,581,456,602

Gross unrealized appreciation	$4,468,820,413
Gross unrealized depreciation	(2,070,945,819)

Net unrealized appreciation	$2,397,874,594

9. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended October 31, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	55

Notes to Consolidated Financial Statements (continued)

received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Consolidated Schedule of Investments.

As of period end, the Fund’s investments had the following industry classifications:

Industry	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	5%
Diversified Financial Services	5
Other[1]	90
[1] Consists of U.S. Treasury Obligations, U.S. Government Sponsored Agency Obligations and Foreign Agency Obligations (26%), all other industries less than 5% of long-term investments (64%).

56	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Notes to Consolidated Financial Statements (concluded)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Institutional
Shares sold	207,256,970	$3,737,465,336	198,137,831	$4,033,806,809
Shares issued to shareholders in reinvestment of distributions	84,341,321	1,500,432,396	88,541,465	1,742,728,283
Shares redeemed	(433,648,405)	(7,923,132,542)	(283,809,571)	(5,808,229,917)

Net increase (decrease)	(142,050,114)	$(2,685,234,810)	2,869,725	$(31,694,825)

Investor A
Shares sold	85,333,497	$1,537,657,237	104,279,701	$2,114,934,349
Shares issued to shareholders in reinvestment of distributions	68,832,829	1,218,342,178	72,294,043	1,414,821,009
Shares redeemed	(229,485,621)	(4,155,813,569)	(187,819,520)	(3,805,078,899)

Net decrease	(75,319,295)	$(1,399,814,154)	(11,245,776)	$(275,323,541)

Investor B
Shares sold	23,808	$425,284	79,111	$1,568,173
Shares issued to shareholders in reinvestment of distributions	757,798	13,087,172	1,204,126	22,986,730
Shares redeemed	(7,493,425)	(130,848,809)	(7,206,587)	(143,331,269)

Net decrease	(6,711,819)	$(117,336,353)	(5,923,350)	$(118,776,366)

Investor C
Shares sold	47,656,817	$776,118,876	73,316,764	$1,366,789,759
Shares issued to shareholders in reinvestment of distributions	68,596,464	1,106,462,321	70,612,958	1,268,717,235
Shares redeemed	(228,269,479)	(3,759,925,232)	(165,020,273)	(3,074,566,720)

Net decrease	(112,016,198)	$(1,877,344,035)	(21,090,551)	$(439,059,726)

Class K1
Shares sold	38,679,074	$703,249,511	—	—
Shares redeemed	(5,890,316)	(106,392,764)	—

Net increase	32,788,758	$596,856,747	—	—

Class R
Shares sold	16,105,650	$277,453,802	13,860,593	$268,625,117
Shares issued to shareholders in reinvestment of distributions	5,935,563	100,548,434	5,734,133	107,765,431
Shares redeemed	(19,801,987)	(341,637,739)	(17,907,156)	(349,827,886)

Net increase	2,239,226	$36,364,497	1,687,570	$26,562,662

Total Net Decrease	(301,069,442)	$(5,446,508,108)	(33,702,382)	$(838,291,796)

[1]	Commencement of operations on June 8, 2016.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	57

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Global Allocation Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Allocation Fund, Inc. and Subsidiary (the “Fund”), including the consolidated schedule of investments, as of October 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Global Allocation Fund, Inc. and Subsidiary as of October 31, 2016, the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

December 23, 2016

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Global Allocation Fund, Inc. during the fiscal year ended October 31, 2016.

	Payable Date	12/16/15
Qualified Dividend Income for Individuals[1]		71.35%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]		25.26%
Federal Obligation Interest[2]		3.01%
Interest-Related Dividends for Non-U.S. Residents[3]		49.90%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $1.390314417 per share to shareholders of record on December 14, 2015.

58	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Global Allocation Fund, Inc. (the “Fund”) met in person on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge;1

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	59

Disclosure of Investment Advisory Agreement (continued)

(b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2017. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge

60	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Disclosure of Investment Advisory Agreement (continued)

data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the first, second and third quartiles, respectively, against its Broadridge Performance Universe. The Fund’s portfolio management team reviewed with the Board members the main drivers of Fund performance, Fund portfolio positioning, portfolio management team structure and the Fund’s investment process.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes voluntary breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	61

Disclosure of Investment Advisory Agreement (concluded)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

62	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Director	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Besito (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
John F. O’Brien 1943	Director	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 98 Portfolios	None

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	63

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2] (concluded)
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None
Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Director	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 315 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Fund. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex. Mr. Gabbay may be deemed an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates. Mr. Keizer may be deemed an “interested person” of the Fund based on his former directorship at another company which is not an affiliate of BlackRock, Inc. It is anticipated that Mr. Keizer will become an Independent Director effective January 31, 2017. Messrs. Gabbay and Keizer do not currently serve as officers or employees of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. or The PNC Financial Services Group, Inc. Each of Messrs. Gabbay and Keizer is a non-management Interested Director.

64	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

On September 26, 2016, the Board appointed Lena G. Goldberg as a Director of the Fund effective November 4, 2016.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent BNY Mellon Investment Servicing (U.S.) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	65

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

66	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2016	67

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GA-10/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez Fred G. Weiss Stuart E. Eizenstat Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$97,688	$97,688	$0	$0	$20,000	$20,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$20,000	$20,000

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –   Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: January 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: January 4, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date: January 4, 2017